UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
Amendment No.1

Filed by the Registrant ( X )
Filed by a Party other than the Registrant (  )

Check the appropriate box:

(X)           Preliminary Proxy Statement

(   )           Confidential, for Use of the Commission Only (as permitted by
Rule 14a-6(e)(2))
(  )           Definitive Proxy Statement

(   )           Definitive Additional Materials
F
(   )           Soliciting Material Pursuant to Section 240.14a-11(c) or
Section 240.14a-12

AEMETIS, INC.
-----------------------------------------------
(Name of Registrant as Specified In Its Charter)

------------------------------------------------
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
(X)           No fee required.

(   )           Fee computed on table below per Exchange Act Rules 14a-6(i) and O-11.

            1)           Title of each class of securities to which transaction applies:

            2)           Aggregate number of securities to which transaction applies:

            3)           Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(   )           Fee paid previously with preliminary materials.

(   )           Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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            2)           Form, Schedule or Registration State No.:

            3)           Filing Party:

            4)           Date Filed:

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON [May ], 2015

 [   ], 2015

Dear Stockholder:

You are invited to attend the Annual Meeting of Stockholders of Aemetis, Inc. (the “Company,” “we” or “our”), which will be held at the offices of Shearman & Sterling LLP, 1460 El Camino Real, Menlo Park, California 94025, on [  ], [May  ], 2015, at 1:00 p.m. (Pacific Time).

We discuss the matters to be acted upon at the meeting in more detail in the attached Notice of Annual Meeting and Proxy Statement.  There are six specific items for which you are being asked to vote:

●
To elect five (5) members of the Board of Directors to hold office for one to three-year terms, if Proposal No. 2 is approved, or, if Proposal No. 2 is not approved, for one-year terms until the Annual Meeting of Stockholders in 2016, or in either case until their successors are duly elected and qualified;

●	To approve a proposal to amend the Company’s Articles of Incorporation to divide our Board of Directors into three classes, with directors in each class serving staggered three-year terms;

●	To approve a proposal to amend the Company’s Articles of Incorporation to eliminate the ability of stockholders to act by written consent;

●	To hold a non-binding advisory vote to approve our executive compensation;

●	To hold a non-binding advisory vote on the frequency of holding an advisory vote to approve our executive compensation;

●
To approve the Company’s Second Amended and Restated 2007 Stock Plan (“Amended and Restated Plan”) to extend its term and increase the number of shares automatically added to the shares reserved for issuance thereunder each year; and

●	To ratify the appointment of McGladrey LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015.

Our Board of Directors recommends that you vote:

●	“FOR” the five (5) individuals nominated for election to the Board of Directors;

●	“FOR” the amendment of our Articles of Incorporation to classify the Board of Directors into three classes;

●	“FOR” the amendment of our Articles of Incorporation to eliminate the ability of stockholders to act by written consent;

●	“FOR” the approval, on an advisory basis, of the compensation of our named executive officers;

●	“FOR” the approval, on an advisory basis, of an advisory vote on executive compensation every three years;

●	“FOR” approval of the Amended and Restated Plan; and

●	“FOR” ratification of McGladrey LLP as our independent registered public accounting firm for fiscal year 2015.

We are pleased to take advantage of the U.S. Securities and Exchange Commission rules that allow companies to furnish their proxy materials over the Internet.  As a result, we are mailing to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Availability Notice”) instead of a paper copy of this proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2014.  We encourage you to read the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 12, 2015, which may be found on the Company web site at www.aemetis.com.  It includes our audited financial statements and information about our operations, markets and products.

You can vote by following the instructions included in the proxy statement or by following the instructions detailed in the Internet Availability Notice, as applicable.  Please read these instructions carefully.

We hope that you can attend the Annual Meeting.  You may be requested to present photo identification to gain admission to the Annual Meeting.  Whether or not you plan to attend, you can be sure that your shares are represented at the meeting by promptly voting by one of the methods provided.  Any record stockholder attending the Annual Meeting may vote in person, even if that stockholder has returned a proxy or voted by telephone or the Internet.  Your vote is important, whether you own a few shares or many.

If you have questions concerning the Annual Meeting or your stock ownership, please call our Corporate Secretary, Todd Waltz, at (408) 213-0940.  Thank you for your continued support of Aemetis, Inc.

Very truly yours,

/s/ Eric A. McAfee
Eric A. McAfee
Chief Executive Officer

This document is dated  [  ], 2015 and is being first mailed to stockholders of Aemetis, Inc. on or about  [  ], 2015.

20400 Stevens Creek Blvd., Suite 700, Cupertino, CA 95014
Tel.:  (408) 213-0940   Fax:  Fax: (408) 252-8044
www.aemetis.com

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON [May  ], 2015

 [  ], 2015

To the Stockholders of

AEMETIS, INC.:

NOTICE IS HEREBY given that the 2015 Annual Meeting of Stockholders (the “Annual Meeting”) of Aemetis, Inc. (the “Company” or “Aemetis”) will be held at the offices of Shearman & Sterling LLP, 1460 El Camino Real, Menlo Park, California 94025 on [    ], [May  ], 2015 at 1:00 p.m. (Pacific Time) for the following purposes:

1)
To elect five (5) members of the Board of Directors to hold office for one to three-year terms, if Proposal No. 2 is approved, or, if Proposal No. 2 is not approved, for one-year terms until the Annual Meeting of Stockholders in 2016, or in either case until their successors are duly elected and qualified;

2)	To approve a proposal to amend the Company’s Articles of Incorporation to divide our Board of Directors into three classes, with directors in each class serving staggered three-year terms;

3)	To approve a proposal to amend the Company’s Articles of Incorporation to eliminate the ability of stockholders to act by written consent;

4)	To hold a non-binding advisory vote to approve our executive compensation;

5)	To hold a non-binding advisory vote on the frequency of holding an advisory vote to approve our executive compensation;

6)
To approve the Second Amended and Restated 2007 Stock Plan (“Amended and Restated Plan”) to extend its term and increase the number of shares automatically added to the shares reserved for issuance thereunder each year;

7)	To ratify the appointment of McGladrey LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015; and

8)	To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on [   ], 2015 as the record date for determining the stockholders entitled to receive notice of, and to vote at, the Annual Meeting and any adjournments thereof.  A complete list of such stockholders will be available at the Company’s executive offices at 20400 Stevens Creek Blvd., Suite 700, Cupertino, CA 95014, for ten days before the Annual Meeting.

Our Board of Directors recommends that you vote:

●	“FOR” the five (5) individuals nominated for election to the Board of Directors;

●	“FOR” the amendment of our Articles of Incorporation to classify the Board of Directors into three classes;

●	“FOR” the amendment of our Articles of Incorporation to eliminate the ability of stockholders to act by written consent;

●	“FOR” the approval, on an advisory basis, of the compensation of our named executive officers;

●	“FOR” the approval, on an advisory basis, of an advisory vote on executive compensation every three years;

●	“FOR” approval of the Amended and Restated Plan; and

●	“FOR” ratification of McGladrey LLP as our independent registered public accounting firm for fiscal year 2015.

We are pleased to take advantage of the U.S. Securities and Exchange Commission rules that allow companies to furnish their proxy materials over the Internet.  As a result, we are mailing to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Availability Notice”) instead of a paper copy of this proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2014 (the “2014 Annual Report”).  The Internet Availability Notice contains instructions on how to access those documents over the Internet.  The Internet Availability Notice also contains instructions on how to request a paper copy of our proxy materials, including this proxy statement, our 2014 Annual Report and a form of proxy card or voting instruction card, as applicable.  We believe that this process will reduce the costs of printing and distributing our proxy materials and also provides other benefits.

You are encouraged to vote by following the instructions included in this proxy statement or by following the instructions detailed in the Internet Availability Notice, as applicable.  If you are able to attend the Annual Meeting and wish to vote in person, you may do so whether or not you have returned your proxy or voted by telephone or the Internet.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Todd Waltz
Todd Waltz
Corporate Secretary

YOUR VOTE IS IMPORTANT, WHETHER YOU OWN A FEW SHARES OR MANY.

20400 Stevens Creek Blvd., Suite 700, Cupertino, CA 95014
Tel.:  (408) 213-0940   Fax:  Fax: (408) 252-8044
www.aemetis.com

AEMETIS, INC.

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

To be held [May   ], 2015

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

To be held [May  ], 2015

INFORMATION CONCERNING SOLICITATION OF PROXIES AND VOTING

General

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board”) for use at the Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held on [   ], [May  ], 2015, or at any adjournment of the Annual Meeting, for the purposes set forth herein and in the foregoing Notice of Annual Meeting of Stockholders.  The Annual Meeting will be held at the offices of Shearman & Sterling LLP, 1460 El Camino Real, Menlo Park, California 94025 on [ ], [May ], 2015, at 1:00 p.m. (Pacific Time).  The 2014 Annual Report is also available from the Company, without charge, upon request made in writing to the Company’s Corporate Secretary at our executive offices at 20400 Stevens Creek Blvd., Suite 700, Cupertino, CA 95014, or online at www.aemetis.com.  Your attention is directed to the financial statements and Management’s Discussion and Analysis in such 2014 Annual Report, which provide additional important information concerning the Company.  This Proxy Statement, the related proxy card and the 2014 Annual Report are being first made available or otherwise distributed to stockholders of Aemetis, Inc. on or about [   ], 2015.

In accordance with the rules and regulations adopted by the U.S. Securities and Exchange Commission (the “SEC”), we have elected to provide our stockholders access to our proxy materials by providing access to such documents on the Internet.  Accordingly, a Notice of Internet Availability of Proxy Materials (the “Internet Availability Notice”) has been mailed to our stockholders.  Stockholders that received the Internet Availability Notice have the ability to access the proxy materials, including this proxy statement, our 2014 Annual Report and a form of proxy card or voting instruction card, as applicable, on a website referred to in the Internet Availability Notice or to request that a printed set of the proxy materials be sent to them, by following the instructions in the Internet Availability Notice.

The Internet Availability Notice also provides instructions on how to inform us to send future proxy materials to you by mail.  Your election to receive proxy materials by mail will remain in effect until you terminate it.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders’ Meeting to Be Held on [May ],  2015

The Notice of Annual Meeting of Stockholders, proxy statement and 2014 Annual Report are available at www.iproxydirect.com/AMTX free of charge.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR ANNUAL MEETING

Q:	What is the purpose of the Annual Meeting?

A:	To vote on the following proposals:

● To elect five (5) members of the Board of Directors to hold office for one to three-year terms, if Proposal No. 2 is approved, or, if Proposal No. 2 is not approved, for one-year terms until the Annual Meeting of Stockholders in 2016, or in either case until their successors are duly elected and qualified;

● To approve a proposal to amend the Company’s Articles of Incorporation to divide our Board of Directors into three classes, with directors in each class serving staggered three-year terms;

● To approve a proposal to amend the Company’s Articles of Incorporation to eliminate the ability of stockholders to act by written consent;

● To hold a non-binding advisory vote to approve our executive compensation;

● To hold a non-binding advisory vote on the frequency of holding an advisory vote to approve our executive compensation;

● To approve the Company’s Second Amended and Restated 2007 Stock Plan (“Amended and Restated Plan”) to extend its term and increase the number of shares automatically added to the shares reserved for issuance thereunder each year;

● To ratify the appointment of McGladrey LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015; and

● To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

Q:	What are the Board of Director’s recommendations?

A:	The Board recommends a vote:

● “FOR” the five (5) individuals nominated for election to the Board of Directors;

● “FOR” the amendment of our Articles of Incorporation to classify the Board of Directors into three classes;

● “FOR” the amendment of our Articles of Incorporation to eliminate the ability of stockholders to act by written consent;

● “FOR” the approval, on an advisory basis, of the compensation of our named executive officers;

● “FOR” the approval, on an advisory basis, of an advisory vote on executive compensation every three years;

● “FOR” approval of the Amended and Restated Plan;

● “FOR” ratification of McGladrey LLP as our independent registered public accounting firm for fiscal year 2015; and

● “FOR” or “AGAINST” other matters that properly come before the Annual Meeting, as the proxy holders deem advisable.

Q:	Why did I receive an Internet Availability Notice instead of a full set of the proxy materials?

A:
We are pleased to take advantage of the SEC rules that allow companies to furnish their proxy materials over the Internet.  Accordingly, we sent to our stockholders the Internet Availability Notice regarding Internet availability of the proxy materials for this year’s Annual Meeting.  Instructions on how to access the proxy materials over the Internet or to request a paper copy can be found in the Internet Availability Notice.  In addition, stockholders may request to receive proxy materials in printed form by mail on an ongoing basis by submitting a request to our Corporate Secretary at (408) 213-0940, by email at twaltz@aemetis.com, or by writing to: Aemetis, Inc., 20400 Stevens Creek Blvd., Suite 700, Cupertino, CA 95014, attn.: Corporate Secretary.  A stockholder’s election to receive proxy materials by mail will remain in effect until the stockholder terminates it.

Q:	Can I vote my shares by filling out and returning the Internet Availability Notice?

A:	No. The Internet Availability Notice does, however, provide instructions on how to vote your shares.

Q:	Who is entitled to vote at the meeting?

A:
Stockholders Entitled to Vote.  Stockholders who our records show owned shares of Aemetis, Inc. as of the close of business on [    ], 2015 (the “Record Date”) may vote at the Annual Meeting.  On the Record Date, we had a total of [20,765,670] shares of common stock issued and outstanding, which were held of record by [   ] stockholders.  The stock transfer books will not be closed between the Record Date and the date of the Annual Meeting.  As of the Record Date, we had [1,658,394] shares of Series B Preferred Stock, or preferred stock, outstanding, which were held of record by [   ] stockholders.  Each share of Aemetis, Inc. common stock is entitled to one vote, and each holder of preferred stock is entitled to the number of votes equal to the number of shares of common stock into which the shares of preferred stock held by such holder could be converted as of the Record Date.  As of the Record Date, holders of preferred stock are entitled to an aggregate of [165,840] votes (shares of preferred stock outstanding divided by 10 to reflect the reverse stock split) at the Annual Meeting, or one vote for every ten shares of preferred stock.

Q:	What is the difference between record stockholders and street name stockholders?

Registered Stockholders.  If your shares are registered directly in your name with Aemetis’s transfer agent, you are considered, with respect to those shares, the stockholder of record, and the Internet Availability Notice is being sent to you by Aemetis, Inc.  As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote by telephone or the Internet as instructed in the Internet Availability Notice or in person at the Annual Meeting.

Street Name Stockholders.  If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered, with respect to those shares, the beneficial owner of shares held in street name.  The Internet Availability Notice is being forwarded to you by your broker or nominee, who is considered, with respect to those shares, the record holder.  As the beneficial owner, you have the right to direct your broker or nominee how to vote, and you are also invited to attend the Annual Meeting.  However, since you are not the record holder, you may not vote these shares in person at the Annual Meeting unless you follow your broker’s procedures for obtaining a legal proxy.  Your broker or nominee will provide a voting instruction card for you to use.

Q:	Can I attend the meeting in person?

A:
You are invited to attend the Annual Meeting if you are a registered stockholder or a street name stockholder as of [   ], 2015.  You may be requested to present photo identification, such as a driver’s license or passport, to gain admission to the Annual Meeting.

Q:	How can I vote my shares?

A:	Registered Stockholders: Registered stockholders may vote in person at the Annual Meeting or by one of the following methods:
● By Mail. Complete, sign and date the proxy card and return it in the prepaid envelope provided. ● By Fax. Complete, sign and date the proxy card and fax to 202-521-3464.
● By Internet. Go to https://www.iproxydirect.com/AMTX and follow the instructions.
● By Telephone. Call 1-866-752-VOTE (8683) and follow the instructions.
Please note that voting facilities for registered stockholders will close at 11:59 pm (eastern time) on [May ], 2015.

Street Name Stockholders:  If your shares are held by a broker, bank or other nominee, you must follow the instructions on the form you receive from your broker, bank or other nominee in order for your shares to be voted.  Please follow their instructions carefully.  Also, please note that if the holder of record of your shares is a broker, bank or other nominee and you wish to vote in person at the Annual Meeting, you must request a legal proxy from the bank, broker or other nominee that holds your shares and present that proxy and proof of identification at the Annual Meeting to vote your shares.

Based on the instructions provided by the broker, bank or other holder of record of their shares, street name stockholders may generally vote by one of the following methods:
● By Mail. You may vote by signing, dating and returning your voting instruction card in the enclosed pre-addressed envelope;

● By Methods Listed on the Voting Instruction Card.  Please refer to your voting instruction card or other information forwarded by your bank, broker or other holder of record to determine whether you may vote by the Internet, telephone, mail or fax, and follow the instructions on the voting instruction card or other information provided by the record holder; or

● In Person with a Legal Proxy from the Record Holder.  A street name stockholder who wishes to vote at the Annual Meeting will need to obtain a legal proxy from his or her bank or brokerage firm.  Please consult the voting instruction card sent to you by your bank or broker to determine how to obtain a legal proxy in order to vote in person at the Annual Meeting.

Q:	If I sign a proxy, how will it be voted?

A:
When proxies are properly delivered, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder.  However, if no specific instructions are given, the shares will be voted in accordance with the above recommendations of our Board of Directors.  If any matters not described in the proxy statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares.  If the Annual Meeting is adjourned, the proxy holders can vote your shares on the new meeting date as well, unless you have revoked your proxy instructions, as described below under “Can I change my vote?”

Q:	What should I do if I get more than one set of voting materials?

A:
Stockholders may receive more than one set of voting materials, including multiple Internet Availability Notices or voting instruction cards.  For example, stockholders who hold shares in more than one brokerage account may receive a separate voting instruction card for each brokerage account in which shares are held.  Stockholders of record whose shares are registered in more than one name will receive more than one Internet Availability Notice.  You should vote in accordance with the instructions in each Internet Availability Notice and voting instruction card you receive relating to our Annual Meeting to ensure that all of your shares are voted.

Q:	Can I change my vote?

A:
Registered Stockholders:  You may change your vote at any time prior to the vote at the Annual Meeting.  To revoke your proxy instructions and change your vote if you are a holder of record, you must (i) attend the Annual Meeting and vote your shares in person, (ii) advise Todd Waltz, the Company’s Corporate Secretary, at our principal executive office in writing before the proxy holders vote your shares, or (iii) deliver later dated proxy instructions in one of the manners authorized and described in this proxy statement (such as via the Internet or by telephone).

Street Name Stockholders:  If you hold your shares through a broker, bank or other nominee, please follow the instructions provided by your broker, bank or other nominee as to how you may change your vote or obtain a “legal proxy” to vote your shares if you wish to cast your vote in person at the Annual Meeting.

Q:	What happens if I decide to attend the Annual Meeting but I have already voted or submitted a proxy covering my shares?

A:
You may attend the meeting and vote in person even if you have already voted or submitted a proxy.  Please be aware that attendance at the Annual Meeting will not, by itself, revoke a proxy.  If a bank, broker or other nominee holds your shares and you wish to attend the Annual Meeting and vote in person, you must obtain a “legal proxy” from the record holder of the shares giving you the right to vote the shares.

Q:	What is the voting requirement to approve each of the proposals?

A:
● Proposal No. 1:  Directors are elected by a plurality vote.  The five (5) nominees for director who receive the most votes cast in their favor will be elected to serve as directors.

● Proposal No. 2:  Must be approved by the affirmative vote of a majority of the shares entitled to vote thereon.

● Proposal No. 3: Must be approved by the affirmative vote of a majority of the shares entitled to vote thereon.

● Proposal No. 4:  Must be approved by the affirmative vote of a majority of the shares entitled to vote and present in person or represented by proxy at the Annual Meeting.

● Proposal No. 5:  The option of one year, two years or three years that receives the highest number of votes cast by stockholders will be the frequency for the advisory vote on executive compensation that has been selected by stockholders.

● Proposal No. 6:  Must be approved by the affirmative vote of a majority of the shares entitled to vote and present in person or represented by proxy at the Annual Meeting.

● Proposal No. 7:  Must be approved by the affirmative vote of a majority of the shares entitled to vote and present in person or represented by proxy at the Annual Meeting.

Q:	What are “broker non-votes?”

A broker non-vote occurs when a brokerage firm or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have authority to vote on that particular proposal without receiving voting instructions from the beneficial owner.  Brokers are subject to the rules of the New York Stock Exchange (the “NYSE Rules”).  The NYSE Rules direct that certain matters submitted to a vote of stockholders are “routine” items and brokers generally may vote on these “routine” matters on behalf of beneficial owners who have not furnished voting instructions, subject to the NYSE Rules concerning transmission of proxy materials to beneficial owners, and subject to any proxy voting policies and procedures of those brokerage firms.  For “non-routine” proposals, brokers may not vote on the proposals unless they have received voting instructions from the beneficial owner, and to the extent that they have not received voting instructions, brokers report such number of shares as “non-votes.”  Under current NYSE Rules, the Company believes that Proposal No. 7 is considered a routine item.  This means that brokers may vote in their discretion on this matter on behalf of clients who have not furnished voting instructions.  However, under current NYSE Rules, the Company believes that brokers who have not been furnished voting instructions from their clients will not be authorized to vote in their discretion on Proposals No. 1, 2, 3, 4, 5 or 6.  Accordingly, for beneficial stockholders, if you do not give your broker specific instructions, your shares may not be voted on such proposals.

Q:	How are abstentions and broker non-votes counted?

Abstentions and broker non-votes will be counted for purposes of calculating whether a quorum is present at the Annual Meeting and will be counted for purposes of determining whether proposals requiring approval by the affirmative vote of a majority of the shares entitled to vote thereon or the affirmative vote of a majority of the shares entitled to vote and present in person or represented by proxy at the Annual Meeting.  Thus, an abstention or broker non-vote will be counted as a vote “AGAINST” Proposals 2, 3, 4, 6 and 7.

Q:	What constitutes a quorum?

A:
The Annual Meeting will be held if a majority of the outstanding voting power of the Company, which includes shares of common stock and preferred stock (with the preferred stock being counted on an as converted to common stock basis), is represented in person or by proxy at the meeting.  If you have returned valid proxy instructions or attend the Annual Meeting in person, your stock will be counted for the purpose of determining whether there is a quorum, even if you wish to abstain from voting on some or all matters at the meeting.

All shares of Aemetis common stock and preferred stock (with the preferred stock being counted on an as converted to common stock basis) represented at the Annual Meeting, including broker non-votes and abstentions, will be counted for purposes of determining the presence of a quorum.

Q:	How are votes counted?

A:
Aemetis will designate IssuerDirect as the Inspector of Election who will tabulate the votes.  The Inspector of Election will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes.

Q:	Who is making this solicitation?

A:	This proxy is being solicited on behalf of the Board of Directors of Aemetis, Inc.

Q:	Who pays for the proxy solicitation process?

A:
Aemetis, Inc. will pay the cost of preparing, assembling, printing, mailing, distributing and making available these proxy materials and soliciting votes.  We do not plan to retain a proxy solicitor to assist with the solicitation.  We may, on request, reimburse brokerage firms and other nominees for their expenses in forwarding or making available proxy materials to beneficial owners.  In addition to soliciting proxies by mail, we expect that our directors, officers and employees may solicit proxies in person, by phone or by other electronic means.  None of these individuals will receive any additional or special compensation for doing this, although we will reimburse these individuals for their reasonable out-of-pocket expenses.

Q:	May I propose actions for consideration at next year’s annual meeting of stockholders or nominate individuals to serve as directors?

A:
You may present proposals for action at a future meeting only if you comply with the requirements of the proxy rules established by the SEC and our bylaws.  In order for a stockholder proposal to be included in our Proxy Statement and form of Proxy relating to the meeting for our 2016 Annual Meeting of Stockholders under rules set forth in the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”), the proposal must be received by us no later than 5:00 p.m. (Pacific Time) no later than the 90th day, and not earlier than the 120th day, prior to the first anniversary of the mailing of the notice for the preceding year’s annual meeting. Accordingly, stockholder proposals intended to be presented in our proxy materials for the 2016 Annual Meeting must be received by Todd Waltz, Corporate Secretary, on or after [      ], 2015, and prior to 5:00 p.m. (Pacific Time) on [       ], 2016 and must satisfy the requirements of the proxy rules promulgated by the Securities and Exchange Commission.  Our bylaws require that certain information and acknowledgments with respect to the proposal and the stockholder making the proposal be set forth in the notice.  A copy of the relevant bylaw provision is available upon written request to Aemetis, Inc. at Corporate Secretary at 20400 Stevens Creek Blvd., Suite 700, Cupertino, CA 95014.  You can also access our SEC filings, including our 2014 Annual Report, on our website at www.aemetis.com.  The information on our website is not a part of this Proxy Statement.

Q:	How do I obtain a separate set of proxy materials or request a single set for my household?

A:
If you share an address with another stockholder, have the same last name, and do not participate in electronic delivery of proxy materials, you will receive only one set of proxy materials (including our Annual Report on Form 10-K and proxy statement).  If you wish to receive a separate proxy statement at this time, please request the additional copy by contacting our transfer agent, Corporate Stock Transfer, by telephone at (303) 282-4800, or by facsimile at (303) 282-5800.

You may also request to receive a separate Annual Report and a separate proxy statement by contacting our Corporate Secretary at (408) 213-0940, by email at twaltz@aemetis.com, or by writing to: Aemetis, Inc., 20400 Stevens Creek Blvd., Suite 700, Cupertino, CA 95014, attn.: Corporate Secretary.

Q:	What if I have questions about lost stock certificates or need to change my mailing address?

A:
You may contact our transfer agent, Corporate Stock Transfer, by telephone at (303) 282-4800 or by facsimile at (303) 282-5800 if you have lost your stock certificate or need to change your mailing address.

PROPOSAL ONE:

ELECTION OF DIRECTORS

The Board of Directors currently consists of five (5) directors.  Under the current Articles of Incorporation and Bylaws of the Company, directors are elected annually at each annual meeting of stockholders and until their respective successors are duly qualified and elected or such earlier date of resignation or removal.  The Board unanimously approved a resolution proposing that the Company adopt an Amendment to the Company’s Articles of Incorporation (the “Articles Amendment”) that, in addition to eliminating the ability of stockholders to act by written consent (the "Written Consent Amendment"), classifies the Board into three separate classes, as nearly equal in number as possible, with one class being elected each year to serve a staggered three-year term (the "Classified Board Amendment").  The classification of the Board and the adoption of the Classified Board Amendment is conditioned on obtaining stockholder approval as discussed herein under “Proposal Two —Approval of Amendment of our Articles of Incorporation to Classify the Board of Directors into Three Classes.”

Subject to the approval of the Classified Board Amendment, in addition to eliminating the ability of stockholders to act by written consent, the terms of office of the Class I, Class II and Class III directors will expire in 2016, 2017 and 2018, respectively.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

The Board of Directors is presently composed of five (5) members: Eric A. McAfee, Francis Barton, John Block, Steven Hutcheson and Harold Sorgenti.  Mr. McAfee serves as Chairman of the Board of Directors.  There are no family relationships between any director and executive officer.

The Board of Directors held 12 meetings during fiscal year 2014.  Each director attended at least 75% of the aggregate number of meetings of our Board of Directors and the committees on which each director served during fiscal year 2014 and was eligible to attend.

BOARD INDEPENDENCE

The Board of Directors has determined that all of its current directors, including all directors standing for reelection, except Eric A. McAfee, who currently serves as Aemetis’s Chief Executive Officer, are independent directors within the meaning set forth in the Rules of The NASDAQ Stock Market LLC, as currently in effect.

BOARD LEADERSHIP STRUCTURE AND BOARD’S ROLE IN RISK OVERSIGHT

Our Board retains flexibility to select its Chairman of the Board and our Chief Executive Officer in the manner that it believes is in the best interests of our stockholders.  Accordingly, the Chairman of the Board and the Chief Executive Officer may be filled by one individual or two.  The Board currently believes that having Mr. Eric A. McAfee serve as both Chief Executive Officer and Chairman of the Board is in the best interests of the stockholders given Mr. McAfee’s extensive knowledge of, years of service to and experience with, the Company.  The Board does not currently have a lead independent director.

Both the full Board and its committees oversee the various risks faced by the Company.  Management is responsible for the day-to-day management of the Company’s risks and provides periodic reports to the Board and its committees relating to those risks and risk-mitigation efforts.

Board oversight of risk is conducted primarily through the standing committees of the Board, the members of which are independent directors, with the Audit Committee taking a lead role on oversight of financial risks and in interfacing with management on significant risks or exposures and assessing the steps management has taken to minimize such risks.  The Audit Committee also is charged with, among other tasks, oversight of management on the Company’s guidelines and policies with respect to risk monitoring, assessment and management.  Members of the Company’s management periodically report to the Audit Committee regarding risks overseen by the Audit Committee, including quarterly with respect to the Company’s internal controls over financial reporting.

NOMINEES

The Board of Directors approved Eric A. McAfee, Francis Barton, John Block, Dr. Steven Hutcheson and   Harold Sorgenti as nominees for election to the Board at the Annual Meeting.  If elected, Eric A. McAfee, Francis Barton, John Block, Dr. Steven Hutcheson and Harold Sorgenti will serve as directors for one to three-year terms as specified in the table below, if Proposal No. 2 is approved, or, if Proposal No. 2 is not approved, for one-year terms until the Annual Meeting of Stockholders in 2016, and in either case until a successor is qualified and elected or earlier resignation or removal.  Each of the nominees is currently a director of the Company.  Please see below for information concerning our incumbent directors standing for re-election.

Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the nominees set forth above.  If the nominees are unable or decline to serve as a director at the time of the Annual Meeting, the proxies will be voted for another nominee designated by the Board of Directors.  We are not aware of any reason that a nominee would be unable or unwilling to serve as a director.

            Set forth below is information regarding our directors as of  [     ], 2015 and, if Proposal No. 2 is approved by the Company’s stockholders, the class under which each director shall serve if elected and the expiration of the term of such director:

Name	Age	Position	Director Since	Classification (Term Expiration)(1)
Eric A. McAfee	52	Chief Executive Officer and Chairman of the Board	2006	Class I (2018)
Francis P. Barton	68	Director	2012	Class I (2018)
John R. Block	80	Director	2008	Class III (2016)
Dr. Steven W. Hutcheson	61	Director	2011	Class II (2017)
Harold Sorgenti	80	Director	2007	Class II (2017)
———————
(1)
If the Classified Board Amendment is not approved, each nominee, if elected at the Annual Meeting, will serve as a director until the earlier of the 2016 Annual Meeting of Stockholders or until his successor is duly elected and qualified.

Eric A. McAfee co-founded Aemetis, Inc. in 2005 and has served as its Chairman of the Board since February 2006.  Mr. McAfee was appointed Chief Executive Officer of the Company in February 2007.  Mr. McAfee has been an entrepreneur, merchant banker, venture capitalist and farmer/dairyman for more than 20 years.  Since 1995, Mr. McAfee has been the Chairman of McAfee Capital and since 1998 has been a principal of Berg McAfee Companies, an investment company.  Since 2000, Mr. McAfee has been a principal of Cagan McAfee Capital Partners through which Mr. McAfee has founded or acquired twelve energy and technology companies.  In 2003, Mr. McAfee co-founded Pacific Ethanol, Inc. (NASDAQ:  PEIX), a West Coast ethanol producer and marketer.  Mr. McAfee received a B.S. in Management from Fresno State University in 1986 and served as Entrepreneur in Residence of The Wharton Business School MBA Program in 2007.  Mr. McAfee is a graduate of the Harvard Business School Private Equity and Venture Capital Program, and is a 1993 graduate of the Stanford Graduate School of Business Executive Program.

Francis Barton was appointed to the Company’s Board in August 2012.  From 2008 to present, Mr. Barton served as Chief Executive Officer in the consulting firm Barton Business Consulting LLC.  Prior to this, Mr. Barton served as the Executive Vice President and Chief Financial Officer of UTStarcom, Inc. from 2005 through 2008 and as a director from 2006 through 2008.  From 2003 to 2005, Mr. Barton was Executive Vice President and Chief Financial Officer of Atmel Corporation.  From 2001 to 2003, Mr. Barton was Executive Vice President and Chief Financial Officer of Broadvision Inc.  From 1998 to 2001, Mr. Barton was Senior Vice President and Chief Financial Officer of Advanced Micro Devices, Inc.  From 1996 to 1998, Mr. Barton was Vice President and Chief Financial Officer of Amdahl Corporation.  From 1974 to 1996, Mr. Barton worked at Digital Equipment Corporation, beginning his career as a financial analyst and moving his way up through various financial roles to Vice President and Chief Financial Officer of Digital Equipment Corporation’s Personal Computer Division.  Mr. Barton holds a B.S. in Interdisciplinary Studies with a concentration in Chemical Engineering from Worcester Polytechnic Institute and an M.B.A. with a focus in finance from Northeastern University.  Mr. Barton served on the board of directors of ON Semiconductor from 2008 to 2011.  Mr. Barton has served on the Board of Directors of SoSo Cards since January 2013.  He is also serving on the board of directors of Inventergy since January 2014, and is the Chairman of its Audit Committee, and a member of its Compensation, Governance and Nominating Committee.  Mr. Barton is also serving on the board of directors of Etubics, Inc and is chair of its Audit Committee and member of its Compensation, Governance and Nominating Committees.

Mr. Barton serves as the Chairman of the Audit Committee and as a member of the Governance, Compensation and Nominating Committee of the Company.  His experience as Executive Vice President and Chief Financial Officer as well as his extensive financial background qualify him for the position.

John R. Block has served as a member of the Company’s Board of Directors since October 2008.  From 1981 to 1986, Mr. Block served as United States Secretary of Agriculture under President Ronald Reagan.  He is currently an Illinois farmer and a Senior Policy Advisor to Olsson Frank Weeda Terman Bode Matz PC, an organization that represents the food industry, a position Mr. Block has held since January 2005.  From January 2002 until January 2005, he served as Executive Vice President at the Food Marketing Institute, an organization representing food retailers and wholesalers.  From February 1986 until January 2002, Mr. Block served as President of Food Distributors International.  Mr. Block is currently a member of the board of directors of Digital Angel Corporation and Metamorphix, Inc.  Mr. Block previously served on the board of directors of each of Deere and Co., Hormel Foods Corporation and Blast Energy Services, Inc.  Mr. Block received his Bachelor of Arts degree from the United States Military Academy.  His experience with agricultural commodities and his understanding of political affairs qualify him for the position.

Dr. Steven W. Hutcheson was appointed to the Company’s Board of Directors in July 2011.  From 1984 to present, Dr. Hutcheson served as a Professor for the University of Maryland in the Department of Molecular and Cell Biology.  He also served as Founder, Chief Executive Officer from 2006 to 2008 and Chief Technical Officer of Zymetis, Inc. until its acquisition by Aemetis on July 1, 2011.  Dr. Hutcheson received his A.B. in Biology from the University of California at Santa Cruz and his Ph.D. in Plant Physiology from the University of California at Berkeley.  Dr. Hutcheson also serves as a member of the Governance, Compensation and Nominating Committee.  His deep technical understanding of the impact of molecular and cell biology and his ability to assess the technical aspects of commercializing these microbes qualify him for the position.

Harold Sorgenti was appointed to the Company’s Board of Directors in November 2007.  Since 1998, Mr. Sorgenti has been the principal of Sorgenti Investment Partners, a company engaged in pursuing chemical investment opportunities.  Sorgenti Investment Partners acquired the French ethanol producer Societè d’Ethanol de Synthëse (SODES) in partnership with Donaldson, Lufkin & Jenrette in 1998.  Prior to forming Sorgenti Investment Partners, Mr. Sorgenti served as president of ARCO Chemical Company, including leadership of the 1987 initial public offering of the company.  Mr. Sorgenti is also the founder of Freedom Chemical Company.  Mr. Sorgenti is a former member of the board of directors of Provident Mutual Life Insurance Co. and Crown Cork & Seal.  Mr. Sorgenti received his B.S. in Chemical Engineering from City College of New York in 1956 and his M.S. from Ohio State University in 1959.  Mr. Sorgenti is the recipient of honorary degrees from Villanova, St. Joseph’s, Ohio State, and Drexel Universities.  His prior experiences leading a public chemical company, his knowledge of the chemical markets, and his prior service as a board member qualify him for the position.

COMMITTEES OF THE BOARD OF DIRECTORS

The Board has the following standing committees:  (1) Audit and (2) Governance, Compensation and Nominating.  The Board has adopted a written charter for each of these committees, copies of which can be found in the Investor Relations section of our website at www.aemetis.com.  The Board of Directors has determined that all members of both committees of the Board are independent under the applicable rules and regulations of Nasdaq and the SEC, as currently in effect.

The following chart details the current membership of each committee:

Name of Director	Audit	Governance, Compensation and Nominating
Harold Sorgenti	M	C
Francis Barton	C	M
John R. Block	M
Dr. Hutcheson		M
M = Member
C = Chair

Audit Committee.

The Audit Committee (i) oversees our accounting, financial reporting and audit processes; (ii) appoints, determines the compensation of, and oversees the independent auditors; (iii) pre-approves audit and non-audit services provided by the independent auditors; (iv) reviews the results and scope of audit and other services provided by the independent auditors; (v) reviews the accounting principles and practices and procedures used in preparing our financial statements; (vi) reviews our internal controls and (vi) oversees, considers and approves related party transactions.

The Audit Committee works closely with management and our independent auditors.  The Audit Committee also meets with our independent auditors without members of management present, on a quarterly basis, following completion of our auditors’ quarterly reviews and annual audit and prior to our earnings announcements, to review the results of their work.  The Audit Committee also meets with our independent auditors to approve the annual scope and fees for the audit services to be performed.

During 2014, Francis Barton, John R. Block and Harold Sorgenti served as members of the Audit Committee with Mr. Barton serving as Chairman.  Each of the Audit Committee members is an independent director within the meaning set forth in the rules of the SEC and NASDAQ, as currently in effect.  Our Board has determined that all current Audit Committee members meet the heightened independence criteria of Rule 10A-3 of the Securities Exchange Act of 1934 applicable to Audit Committee members.  In addition, the Board of Directors has determined that Mr. Barton is an “audit committee financial expert” as defined by SEC and NASDAQ rules, as currently in effect.

A copy of the Audit Committee’s written charter is available in the Investor Relations section of our website at www.aemetis.com.  The Audit Committee held four (4) meetings during fiscal year 2014.  Each director who is a member of the Audit Committee attended at least 75% of the aggregate number of meetings of the Audit Committee during fiscal year 2014.

AUDIT COMMITTEE REPORT

The following is the report of the Audit Committee of the Board of Directors.

Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate filings made by the Company, including this proxy statement, in whole or in part, the following Audit Committee Report shall not be deemed to be “soliciting material” or to be incorporated by reference into any prior or future filings made by the Company.

The Audit Committee has reviewed and discussed with management the Company’s audited financial statements for the fiscal year ended December 31, 2014.  In addition, the Audit Committee has discussed with our independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communications with Audit Committee).  The Audit Committee also has received the written disclosures and the letter as required by the Public Company Accounting Oversight Board Rule 3526 “Communications with Audit Committees Concerning Independence” and the Audit Committee has discussed with the independent auditors the independence of that firm.

Based on the Audit Committee’s review of the matters noted above and its discussions with the Company’s independent auditors and management, the Audit Committee recommended to the Board of Directors that the financial statements be included in the Company’s 2014 Annual Report.

Respectfully submitted by:

Francis Barton (Chair)
Harold Sorgenti
John R. Block

Governance, Compensation and Nominating Committee

The Governance, Compensation and Nominating Committee (i) reviews and approves corporate goals and objectives relevant to the chief executive officer’s compensation, evaluates the chief executive officer’s performance relative to goals and objectives and sets the chief executive officer’s compensation annually; (ii) makes recommendations annually to the Board with respect to non-chief executive officer compensation; (iii) considers and periodically reports on matters relating to the identification, selection and qualification of directors and candidates nominated to the Board and its committees; (iv) develops and recommends governance principles applicable to the Company; and (v) oversees the evaluation of the Board and management from a corporate governance perspective.

During 2014, Francis Barton, Dr. Hutcheson and Harold Sorgenti served as members of the Governance, Compensation and Nominating Committee with Mr. Sorgenti serving as Chairman.  Each current member of the Governance, Compensation and Nominating Committee is an independent director within the meaning set forth in the rules of the SEC and NASDAQ, as currently in effect, including after giving consideration to the factors specified in the NASDAQ listing rules for compensation committee independence.

The Governance, Compensation and Nominating Committee considers properly submitted stockholder recommendations for candidates for membership on the Board as described below under “Identification and Evaluation of Nominees for Directors.”  In evaluating such recommendations, the Governance, Compensation and Nominating Committee seeks to achieve a balance of knowledge, experience and capability on the Board and to address the membership criteria set forth under “Director Qualifications” below.  Any stockholder recommendations proposed for consideration by the Governance, Compensation and Nominating Committee should include the candidate’s name and qualifications for membership on the Board and should be addressed to the attention of our Corporate Secretary — re:  stockholder director recommendation.

Director Qualifications.  The Governance, Compensation and Nominating Committee does not have any specific, minimum qualifications that must be met by a Governance, Compensation and Nominating Committee-recommended nominee, but uses a variety of criteria to evaluate the qualifications and skills necessary for members of our Board, including capability, availability to serve, diversity, independence and other factors.  Under these criteria, members of the Board should have the highest professional and personal ethics and values.  A director should have broad experience at the policy-making level in business, government, education, technology or public interest.  A director should be committed to enhancing stockholder value and should have sufficient time to carry out their duties, and to provide insight and practical wisdom based on their past experience.  A director’s service on other boards of public companies should be limited to a number that permits them, given their individual circumstances, to perform their director duties responsibly.  Each director must represent the interests of Aemetis stockholders.

Identification and Evaluation of Nominees for Directors.  The Governance, Compensation and Nominating Committee utilizes a variety of methods for identifying and evaluating nominees for director.  The Governance, Compensation and Nominating Committee regularly assess the appropriate size of the Board, and whether any vacancies on the Board are expected due to retirement or otherwise.  In the event that vacancies are anticipated, or otherwise arise, the Governance, Compensation and Nominating Committee considers various potential candidates for director.  Candidates may come to the attention of the Governance, Compensation and Nominating Committee through current members of the Board, professional search firms, stockholders or other persons.  These candidates are evaluated at regular or special meetings of the Governance, Compensation and Nominating Committee, and may be considered at any point during the year.  The Governance, Compensation and Nominating Committee considers properly submitted stockholder recommendations for candidates for the Board.  In evaluating such recommendations, the Governance, Compensation and Nominating Committee uses the qualifications standards discussed above and seeks to achieve a balance of knowledge, experience and capability on the Board.

A copy of the Committee’s written charter is available in the Investor Relations section of our website at www.aemetis.com.  In 2014, the Governance, Compensation and Nominating Committee held five (5) meetings.  Each director who is a member of the Governance, Compensation and Nominating Committee attended at least 75% of the aggregate number of meetings of the Committee during fiscal year 2014.

Code of Business Conduct and Ethics

The Board of Directors has adopted a Code of Business Conduct and Ethics, which applies to our directors and all of our employees, including our Chief Executive Officer, Chief Financial Officer and any other principal financial officer, Controller and any other principal accounting officer, and any other person performing similar functions.  The Code of Business Conduct and Ethics is posted on our website at www.aemetis.com in the Governance section of our investor relations webpage.  The code of ethics addresses, among other things, honesty and ethical conduct, conflicts of interest, compliance with laws, regulations and policies, including disclosure requirements under the federal securities laws, confidentiality, trading on inside information, and reporting of violations of the code.  Aemetis will disclose any amendment to the Code of Ethics or waiver of a provision of the Code of Ethics that applies to the Company’s Chief Executive Officer, Chief Financial Officer and any other principal financial officer, Controller and any other principal accounting officer, and any other person performing similar functions and relates to certain elements of the Code of Business Conduct and Ethics, including the name of the officer to whom the waiver was granted, on our website at www.aemetis.com, on our investor relations webpage.

Compensation Committee Interlocks and Insider Participation

During fiscal year 2014, no member of the Governance, Compensation and Nominating Committee was an officer or employee of the Company or had any relationship requiring disclosure under “Certain Relationships and Related Transaction” below.  In addition, no member of the Governance, Compensation and Nominating Committee or executive officer of the Company served as a member of the board of directors or compensation committee of any entity that has an executive officer serving as a member of our Board or Governance, Compensation and Nominating Committee.

Relationship of Compensation Practices to Risk Management

The Company has reviewed and considered all of its compensation plans and practices and does not believe that its compensation policies and practices create risks that are reasonably likely to have a material adverse effect on the Company.

Legal Proceedings

Mr. McAfee is a founding shareholder or principal investor in 12 publicly traded companies and approximately 20 private companies.  Mr. McAfee served as the vice chairman of the Board of Directors of Verdisys, Inc., a publicly traded company, in 2003.  To resolve potential litigation and to provide resolution of any issues, on July 28, 2006 Mr. McAfee and the SEC entered into a settlement agreement under which Mr. McAfee neither admitted nor denied causing any action by Verdisys, Inc. to fail to comply with Section 10(b) of the Exchange Act and Rule 10b-5 and agreed to a payment of $25,000.

Annual Meeting Attendance

We do not have a formal policy regarding attendance by members of the Board at our annual meetings of stockholders although directors are encouraged to attend annual meetings of Aemetis’ stockholders.  We did not hold an annual meeting of stockholders during fiscal year 2013.

Communications with the Board of Directors

Although we do not have a formal policy regarding communications with the Board, stockholders may communicate with the Board by submitting an email to investors@aemetis.com or by writing to us at Aemetis, Inc., Attention:  Investor Relations, 20400 Stevens Creek Blvd., Suite 700, Cupertino, CA 95014.  Stockholders who would like their submission directed to a member of the Board may so specify.  The Corporate Secretary will review all communications.  All appropriate business-related communications as reasonably determined by the Corporate Secretary will be forwarded to the Board or, if applicable, to the individual director.

DIRECTOR COMPENSATION (2014)

The following table provides information regarding all compensation awarded to, earned by or paid to each person who served as a director of Aemetis, Inc. for some portion or all of 2014.  Other than as set forth in the table and described more fully below, Aemetis, Inc. did not pay any fees, make any equity or non-equity awards, or pay any other compensation, to its non-employee directors.  All compensation paid to its employee directors is set forth in the tables summarizing executive officer compensation below.

Name	Fees Earned or Paid in Cash ($)	Option Awards(1)(2) ($)	Total ($)
Harold Sorgenti	90,250	45,466	135,716
John R. Block	79,000	33,088	112,088
Dr. Steven Hutcheson	79,250	33,088	112,388
Francis Barton	102,500	45,466	147,966
———————
(1)
The amounts in this column represent the aggregate grant date fair value under ASC Topic 718.  The assumptions made when calculating the amounts in this table are found in Note 11 (Stock Based Compensation) of the Notes to Consolidated Financial Statements in our 2014 Annual Report filed with the SEC on March 12, 2015.

(2)	The following table shows for each named individual the aggregate number of shares subject to all outstanding options and warrants held by that individual as of December 31, 2014.

Name	Number of Shares of Common Stock Subject to all outstanding options as of December 31, 2014	Number of Shares of Common Stock Subject to all outstanding warrants as of December 31, 2014
Harold Sorgenti	62,268	33,232
John R. Block	56,768	28,232
Dr. Steven Hutcheson	41,250	20,000
Francis Barton	60,500	25,000

The following table shows for each named individual the grant date fair value of each option awarded during 2014.

Name	Date of Grant	Number of Shares Subject to Option (#)	Exercise Price per Share ($)	Grant Date Fair Value ($)
	12/15/2014	8,000	4.66	18,769
Harold Sorgenti	3/13/2014	12,500	4.20	26,696
	12/15/2014	5,000	4.66	11,731
John R. Block	3/13/2014	10,000	4.20	21,357
	12/15/2014	5,000	4.66	11,731
Dr. Steven Hutcheson	3/13/2014	10,000	4.20	21,357
	12/15/2014	8,000	4.66	18,769
Francis Barton	3/13/2014	12,500	4.20	26,696

In 2007, the Board adopted a director compensation policy pursuant to which each non-employee director is paid an annual cash retainer of $75,000 and a cash payment of $250 per Board or committee meeting attended telephonically and a cash payment of $500 per Board or committee meeting attended in person.  In addition, each non-employee director is initially granted an option exercisable for 100,000 shares of the Company’s common stock, which vests quarterly over two years subject to continuing services to the Company.  In addition, an annual cash retainer of $10,000 is paid to the chairman of the Governance, Compensation and Nominating Committee and an annual cash retainer of $20,000 is paid to the chairman of the Audit Committee.

VOTE REQUIRED

If a quorum is present, the nominees receiving the highest number of votes will be elected to the Board.  Abstentions and broker non-votes will have no effect on the election of directors.  Proxies may not be voted for a greater number of persons than the number of nominees named.

BOARD RECOMMENDATION

THE BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF THE FIVE (5) NOMINEES.

NOTE REGARDING PROPOSALS TWO AND THREE

Proposals No. 2 and 3 pertain to amending the Company’s Articles of Incorporation. The Board has unanimously adopted the Articles Amendment as set forth on Exhibit A and is submitting for stockholder approval the provisions to be amended. The Articles Amendment, including only those amendments approved by the stockholders, will become effective upon filing with the Secretary of State of the State of Nevada, which we intend to do promptly upon approval of one or both of the proposed amendments at the Annual Meeting. Neither of these proposals is conditioned on the approval of the other proposal, so a negative vote on one proposal will not affect the vote on the other proposal.

PROPOSAL TWO:

APPROVAL OF AMENDMENT OF OUR ARTICLES OF INCORPORATION TO CLASSIFY THE BOARD OF DIRECTORS INTO THREE CLASSES

The Board has unanimously adopted a resolution proposing the Classified Board Amendment adding a new section to the Company’s Articles of Incorporation that classifies the Board into three classes with staggered terms of office.

As of [     ], 2015, the Board consists of a single class of six directors.  All of the Company’s directors are elected at each Annual Meeting of Stockholders.  If approved, the Classified Board Amendment would classify the Board into three separate classes, as nearly equal in number as possible, with one class being elected each year to serve a staggered three-year term.  However, for the initial terms immediately following the division of the Board into three classes, directors would be assigned terms of one, two or three years, as described below.

The directors initially elected in Class I (Messrs. McAfee and Barton) would serve until the 2018 Annual Meeting of Stockholders, or until their respective successors have been elected and have qualified, or until their earlier death, resignation, retirement or removal.  The directors initially elected in Class II (Messrs. Sorgenti and Hutcheson) would serve until the 2017 Annual Meeting of Stockholders, or until their respective successors have been elected and have qualified, or until their earlier death, resignation, retirement or removal.  The director initially elected in Class III (Mr. Block) would serve until the 2016 Annual Meeting of Stockholders, or until his successor has been elected and qualified, or until his earlier death, resignation, retirement or removal.

If Proposal No. 2 is approved, beginning with the election of directors to be held at the 2016 Annual Meeting of Stockholders, the class of directors to be elected in such year would be elected for a three-year term, and at each successive annual meeting, the class of directors to be elected in such year would be elected for a three-year term so that the term of office of one class of directors shall expire in each year.

If the stockholders approve Proposal No. 2 at the Annual Meeting, Article 8 of the Company’s Articles of Incorporation will be amended and restated in its entirety to read as set forth below:

ARTICLE 8.  DIRECTORS.  The members of the governing board shall be styled directors.  The number of directors may be increased or reduced in the manner provided for in the Bylaws of the Corporation.  The board shall be classified, with respect to the time for which the directors severally hold office, into three classes, as nearly equal in number as possible, the first class, designated “Class I,” to hold office initially for a term expiring at the annual meeting of stockholders to be held in 2018, the second class, designated “Class II,” to hold office initially for a term expiring at the annual meeting of stockholders to be held in 2017, and the third class, designated “Class III,” to hold office initially for a term expiring at the annual meeting of stockholders to be held in 2016, with members of each class to hold office until their successors are elected and qualified or until their earlier death, resignation, retirement or removal. At each annual meeting of the stockholders of the Corporation, the successors to the class of directors whose term expires at that meeting shall be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election.  If the number of directors which constitutes the whole board is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equally as possible, and any additional director of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that coincides with the remaining term of that class, but in no event shall a decrease in such number of directors shorten the term of any incumbent director. Any director chosen to fill a vacancy not resulting from an increase in the number of directors shall hold office until the next election of the class for which such director has been chosen, and until that director’s successor has been elected and qualified or until such director’s earlier death, resignation, retirement or removal.

The complete text of the proposed Articles Amendment adopted by the Board, which incorporates the Classified Board Amendment, is attached hereto as Exhibit A.

BACKGROUND

The Classified Board Amendment is designed to assure continuity and stability in the Board’s leadership and policies by ensuring that at any given time a majority of the directors will have prior experience with the Company and, therefore, will be familiar with its business and operations.  The Company has not experienced continuity problems in the past and the Board wishes to ensure that the Board’s past continuity will continue.  The Board believes that the stability in the Board’s leadership and policies in the past has helped to promote the creation of long-term stockholder value.  The Board also believes that the Classified Board Amendment will assist the Board in protecting the interests of the Company’s stockholders in the event of an unsolicited offer for the Company by encouraging any potential acquirer to negotiate directly with the Board.

To preserve the classified board structure, the Classified Board Amendment also provides that a director elected by the Board to fill a vacancy holds office until the next election of the class for which such director has been chosen, and until that director’s successor has been elected and qualified or until his or her earlier death, resignation, retirement or removal.

Unless a director is removed or resigns, three annual elections would be needed to replace all of the directors on the classified Board.  The Classified Board Amendment may, therefore, discourage an individual or entity from acquiring a significant position in the Company’s stock with the intention of obtaining immediate control of the Board.  If this Proposal No. 2 is approved, these provisions will be applicable to each annual election of directors, including the elections following any change of control of the Company.

POTENTIAL ANTI-TAKEOVER EFFECTS

The Classified Board Amendment may increase the amount of time required for a takeover bidder to obtain control of the Company without the cooperation of the Board, even if the takeover bidder were to acquire a majority of the voting power of the Company’s outstanding common stock.  Without the ability to obtain immediate control of the Board, a takeover bidder will not be able to take action to remove other impediments to its acquisition of the Company.  Thus, the Classified Board Amendment could discourage certain takeover attempts, perhaps including some takeovers that stockholders may feel would be in their best interests.  Further, the Classified Board Amendment will make it more difficult for stockholders to change the majority composition of the Board, even if the stockholders believe such a change would be desirable.  Because of the additional time required to change the control of the Board, the Classified Board Amendment could be viewed as tending to perpetuate present management.

Although this proposal could make it more difficult for a hostile bidder to acquire control over the Company, the Board believes that by forcing potential bidders to negotiate with the Board for a change of control transaction, the Board will be better able to maximize stockholder value in any change of control transaction.

The Company is not aware of any present or threatened third-party plans to gain control of the Company, and the Classified Board Amendment is not being recommended in response to any such plan or threat.  Rather, the Board is recommending the Classified Board Amendment as part of its periodic review of the Company’s key governance mechanisms and to assist in assuring fair and equitable treatment for all of the Company’s stockholders in hostile takeover situations.  The Board has no present intention of soliciting a stockholder vote on any other proposals relating to a possible takeover of the Company.

VOTE REQUIRED

Proposal No. 2 must be approved by the affirmative vote of a majority of the shares entitled to vote thereon.  Abstentions and broker non-votes will be counted as a vote “AGAINST” this proposal.

RECOMMENDATION OF THE BOARD

    THE BOARD RECOMMENDS VOTING “FOR” THE AMENDMENT OF OUR ARTICLES OF INCORPORATION TO CLASSIFY THE BOARD OF DIRECTORS INTO THREE CLASSES.

PROPOSAL THREE:

APPROVAL OF AMENDMENT OF OUR ARTICLES OF INCORPORATION TO ELIMINATE THE ABILITY OF STOCKHOLDERS TO ACT BY WRITTEN CONSENT

The Board has unanimously adopted a resolution proposing the Written Consent Amendment eliminating the ability of stockholders to act by written consent.

Pursuant to the Nevada Revised Statutes, unless otherwise provided in the Articles of Incorporation or the Bylaws of the Company, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding the voting power required for such an action at a meeting.  The Company’s Articles of Incorporation do not currently address stockholder action by written consent, and the Company’s Bylaws currently authorize stockholder action by written consent.  Consequently, the holders of the requisite number of shares of the Company’s common stock currently may take action without notice, without a meeting and without a stockholder vote.  If adopted, the proposed Written Consent Amendment will eliminate the ability of stockholders to act by written consent so that any action of stockholders must be taken at a duly called annual or special meeting of stockholders.

If the stockholders approve Proposal No. 3 at the Annual Meeting, a new subsection (E) of Article 10 of the Company’s Articles of Incorporation will be added to read as set forth below:

E.           Stockholder Voting.  Action required or permitted to be taken at a meeting of the stockholders of the Corporation may not be taken by consent or consents in writing in lieu of meeting.

The complete text of the proposed Articles Amendment adopted by the Board, which incorporates the Written Consent Amendment, is attached hereto as Exhibit A.

Further, the Board has adopted, subject to stockholder approval of this Proposal No. 3 at the Annual Meeting, Amended and Restated Bylaws of the Company to make conforming changes.

The proposed Written Consent Amendment will prevent stockholders from taking action other than at an annual or special meeting of stockholders.  The Company’s Bylaws provide that only the Board, the President or stockholders entitled to exercise a majority of the voting power of the Company may call special meetings of the Company’s stockholders.  Consequently, if Proposal No. 3 is approved, the Company’s stockholders would no longer have the ability to take corporate action between annual meetings of stockholders without the approval of the Company’s Board, the Chief Executive Officer or stockholders entitled to exercise a majority of the voting power of the Company.

BACKGROUND

The Written Consent Amendment is designed to give all of the Company’s stockholders the opportunity to participate in determining any proposed action of stockholders and to allow the Board the opportunity to give advance consideration to, and to give the stockholders its recommendation with respect to, any such proposed action.  We believe that it is appropriate to prevent the holders of a majority of outstanding voting securities from potentially taking unannounced action and from using the written consent procedure to take action affecting the rights of all of the Company’s stockholders without such action being fully considered by all of the Company’s stockholders at a formal meeting of stockholders.  The proposed Written Consent Amendment is also intended to protect the Company and its stockholders from unfair or coercive takeover tactics.  As part of a hostile takeover attempt, hostile bidders often attempt to force a response by a target company through threats or attempts to secure stockholder action without a meeting, which may not provide the board of directors of the target company with a reasonable opportunity to consider whether such hostile bid or stockholder proposal is in the best interests of the stockholders of the target company.  The proposed Written Consent Amendment is intended to eliminate the Company’s vulnerability to such tactics and to ensure that appropriate takeover bids can be considered in a deliberate, proper and fully informed manner.

POTENTIAL ANTI-TAKEOVER EFFECTS

The elimination of stockholders’ ability to act by written consent could have a potential anti-takeover effect and might render more difficult or discourage a merger, tender offer, proxy contest or change in control and the removal of management, which stockholders might otherwise deem favorable.  The Written Consent Amendment, if approved, may be disadvantageous to stockholders to the extent that it has the effect of delaying or discouraging a future takeover attempt that is not approved by the Board but which a majority of the stockholders may deem to be in their best interests.

Although this proposal could make it more difficult for a hostile bidder to acquire control over the Company, the Board believes that by forcing potential bidders to negotiate with the Board for a change of control transaction, the Board will be better able to maximize stockholder value in any change of control transaction.

The Company is not aware of any present or threatened third-party plans to gain control of the Company, and the Written Consent Amendment is not being recommended in response to any such plan or threat.  Rather, the Board is recommending the Written Consent Amendment as part of its periodic review of the Company’s key governance mechanisms and to assist in assuring fair and equitable treatment for all of the Company’s stockholders in hostile takeover situations.  The Board has no present intention of soliciting a stockholder vote on any other proposals relating to a possible takeover of the Company.

VOTE REQUIRED

Proposal No. 3 must be approved by the affirmative vote of a majority of the shares entitled to vote thereon.  Abstentions and broker non-votes will be counted as a vote “AGAINST” this proposal.

RECOMMENDATION OF THE BOARD

    THE BOARD RECOMMENDS VOTING “FOR” THE AMENDMENT OF OUR ARTICLES OF INCORPORATION TO ELIMINATE THE ABILITY OF STOCKHOLDERS TO ACT BY WRITTEN CONSENT.

PROPOSAL FOUR:

ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and the rules promulgated thereunder by the SEC enable stockholders of certain public companies to vote to approve, on an advisory (nonbinding) basis, the compensation of named executive officers.

As described in detail below under the heading “Compensation Discussion and Analysis,” our executive compensation program is designed to attract, motivate, and retain our named executive officers, who are critical to our success.  Please read “Compensation Discussion and Analysis” below and the accompanying tables and footnotes for additional details about our executive compensation program.

The Governance, Compensation and Nominating Committee believes that it has taken a responsible approach to executive compensation that allows the Company to retain its executive talent while remaining committed to our core compensation philosophy of paying for performance while aligning executive compensation with stockholder interests.  In particular, during fiscal year 2014 the Governance, Compensation and Nominating Committee:

●	issued time-based stock option awards to certain of our named executive officers to reward long-term strategic management and foster the enhancement and improvement of stockholder value;

●	approved discretionary bonuses for certain of our named executive officers in recognition of their service and contribution to the profitability of the Company during 2014; and

●
increased base salaries for our named executive officers for 2015 from previous base salaries that had remained unchanged since 2006 to provide our named executive officers with a more competitive annual salary.

Based on the foregoing, the Governance, Compensation and Nominating Committee believes that its treatment of named executive officer compensation for fiscal year 2014 continues to be in line with the long-term interests and prospects of the Company.  The Governance, Compensation and Nominating Committee believes that the Company’s named executive officers are best incentivized by a compensation plan weighted towards base compensation and equity grants issued by the Governance, Compensation and Nominating Committee.  The Governance, Compensation and Nominating Committee further believes the Chief Executive Officer and Chairman of the Board is adequately compensated through a combination of his base pay and his current equity position such that additional equity awards to him were not warranted during 2014.

The Board believes the Company’s executive compensation program is well tailored to retain key executives while recognizing and continuing to align it with stockholder interests.

We are asking our stockholders to indicate their support for our named executive officers’ compensation as described in this proxy statement.  This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation.  This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, program and practices described in this proxy statement.  Accordingly, we will ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:

RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Company’s proxy statement for the Annual Meeting pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion pursuant thereto.

VOTE REQUIRED

Approval of Proposal No. 4 requires the affirmative vote of a majority of the shares entitled to vote and present in person or represented by proxy at the Annual Meeting.  Abstentions and broker non-votes will be counted as votes “AGAINST” this proposal.

The say-on-pay vote is advisory, and therefore not binding on the Company, the Governance, Compensation and Nominating Committee or our Board.  Our Board and our Governance, Compensation and Nominating Committee value the opinions of our stockholders and to the extent there is any significant vote against the named executive officers’ compensation as disclosed in this proxy statement, we will consider our stockholders’ concerns and the Governance, Compensation and Nominating Committee will evaluate whether any actions are appropriate to address those concerns.

BOARD RECOMMENDATION

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT PURSUANT TO THE COMPENSATION DISCLOSURE RULES OF THE SEC AS SET FORTH IN THIS PROPOSAL NO.  4.

EXECUTIVE COMPENSATION

NAMED EXECUTIVE OFFICERS

The following table sets forth the name, age (as of [    ], 2015) and position of our named executive officers for 2014.

Name	Age	Position
Eric A. McAfee	52	Chief Executive Officer and Chairman of the Board
Todd A. Waltz	53	Executive Vice President, Chief Financial Officer and Secretary
Andrew B. Foster	49	Executive Vice President and Chief Operating Officer
Sanjeev Gupta	55	Executive Vice President and Managing Director, Chairman and President of Universal Biofuels Private, Ltd.

The information provided below is biographical information about each named executive officer, excluding Mr. McAfee.  For information concerning Mr. McAfee, see “Nominees” above.

Andrew B. Foster has served as Executive Vice President of Aemetis, Inc. and President and Chief Operating Officer of Aemetis Advanced Fuels Keyes, Inc., a wholly-owned subsidiary of the Company, since June 2008.  Mr. Foster joined American Ethanol in March 2006.  Mr. Foster served as Vice President of Corporate Marketing for Marimba, Inc., an enterprise software company, which was acquired by BMC Software in July 2004.  From July 2004 until April 2005, Mr. Foster served as Vice President of Corporate Marketing for the Marimba product line at BMC.  In April 2005, Mr. Foster was appointed Director of Worldwide Public Relations for BMC and served in that capacity until December 2005.  From May 2000 until March 2003, Mr. Foster served as Director of Corporate Marketing for eSilicon Corporation, a fabless semiconductor company.  Mr. Foster also served as Associate Director of Political Affairs at the White House from 1989 to 1992, and Deputy Chief of Staff to Illinois Governor Jim Edgar from 1995 to 1998.  Mr. Foster holds a Bachelor of Arts degree in Political Science from Marquette University in Milwaukee, Wisconsin.

Sanjeev Gupta has served as Executive Vice President of Aemetis, Inc. since October 2009 and as the Managing Director, Chairman and President of the Company’s wholly-owned Indian biodiesel subsidiary, Universal Biofuels Private, Ltd. (“UBPL”) since 2009.  Mr. Gupta joined Aemetis, Inc. in September 2007 as an executive with the Company’s marketing subsidiary, Biofuels Marketing, Inc. and managed the completion of construction of the Company’s biodiesel production facility in Kakinada, India.  Mr. Gupta received an MBA degree from the Faculty of Management Studies, University of Delhi and holds a Bachelor of Science degree (honors) from the University of Delhi.

Todd A. Waltz has served as our Executive Vice President, Chief Financial Officer and Secretary since March 2010.  From 2007 until March 2010, Mr. Waltz served as the Company’s Corporate Controller.  From 1994 to 2007, Mr. Waltz served in a variety of senior financial management roles with Apple, Inc. in Cupertino, CA.  Prior to Apple, Mr. Waltz worked with Ernst & Young.  Until November 2013, Mr. Waltz served as Chief Executive Officer and sole Board member of Vision Global Solutions, Inc. (OTC:  VIGS).  Mr. Waltz is a Certified Public Accountant (inactive) in the state of California.  Mr. Waltz holds a Bachelor of Arts degree from Mount Union College, an MBA from Santa Clara University and a Master of Science degree in Taxation from San Jose State University.

Each executive officer is chosen by the Board and holds office until a successor has been elected and qualified or until such officer’s earlier death, resignation or removal.

COMPENSATION DISCUSSION AND ANALYSIS

In this discussion and analysis, we address the compensation rationale and determinations relating to our named executive officers.  The discussion should be read together with the compensation tables and related narrative for the named executive officers that can be found in this proxy statement following this discussion.

COMPENSATION PHILOSOPHY AND OBJECTIVES

Our executive compensation philosophy seeks to align the individual interests of the named executive officers with the business and financial goals and performance of the Company by rewarding named executive officer performance with the ultimate objective of improving stockholder value.  Our executive compensation program, which consists of a three-part compensation strategy that includes base salary, annual discretionary cash bonuses and long-term equity incentive compensation, is designed to (i) pay for performance to encourage both Company and individual achievement; (ii) encourage efficient use of stockholder resources; and (iii) provide market competitive compensation to attract and retain highly qualified individuals who are capable of making significant contributions to the long-term success of the Company.

To that end, the Governance, Compensation and Nominating Committee believes executive compensation packages provided by the Company to its named executive officers should include both cash and equity-based compensation.  The Company does not adopt express formulae for weighting different elements of compensation or for allocating between long-term and short-term compensation but strives to develop comprehensive packages that are competitive with those offered by other companies with which the Company competes to attract and retain talented executives.  Under the Company’s compensation practices, cash compensation consists of an annual base salary and discretionary bonuses, and equity-based compensation is primarily stock options.

NAMED EXECUTIVE OFFICER COMPENSATION DETERMINATIONS AND CONSIDERATIONS

In accordance with its Charter, the Governance, Compensation and Nominating Committee is responsible for, among other things, reviewing and evaluating the executive officer compensation program to align the interests of the executive officers with the business and financial goals of the Company, including, among other things: (i) reviewing and approving corporate goals and objectives relevant to the Chief Executive Officer’s compensation, evaluating  the Chief Executive Officer’s performance relative to those goals and objectives, and setting the Chief Executive Officer’s compensation annually, (ii) making recommendations annually to the Board with respect to the non-Chief Executive Officer compensation, including all other executive officers, as the Committee deems appropriate, and (iii) making recommendations to the Board with respect to the Company’s incentive compensation and equity-based plans that are subject to Board approval.

The Governance, Compensation and Nominating Committee, from time to time, solicits information and, as appropriate, recommendations from management of the Company with respect to executive officer compensation, although the ultimate determination and any recommendations to the Board remains with the Governance, Compensation and Nominating Committee.

In the case of our named executive officers, the Governance, Compensation and Nominating Committee follows the process described below for the consideration and determination of executive compensation.

Compensation Considerations

The Governance, Compensation and Nominating Committee considers, with respect to each of the Company’s named executive officers, the total compensation that may be awarded, including base salary, annual discretionary cash bonuses, long-term equity incentive compensation, and other personal benefits available to each named executive officer or that may be received by such named executive officer under certain circumstances, including compensation payable upon termination of the named executive officer under an employment agreement. Accounting, tax and other effects, if any, of each such element of compensation to each named executive officer may also be considered.  The Governance, Compensation and Nominating Committee recognizes that its overall goal is to award compensation that is reasonable when all elements of potential compensation are considered.

The Governance, Compensation and Nominating Committee has authority to engage the services of independent compensation consultants to assist with executive compensation review and analysis, but only after taking into consideration all factors relevant to the compensation consultant’s independence from management.  The Governance, Compensation and Nominating Committee did not engage any compensation consultants during fiscal year 2014.

During fiscal year 2014, the Governance, Compensation and Nominating Committee conducted an analysis of the compensation of our named executive officers as it related to comparable companies in comparable industries.  This analysis provided helpful insight into the components and practices of competing companies, and provided a better understanding of market trends and best practices.

The Governance, Compensation and Nominating Committee retains considerable discretion to structure and adjust compensation with respect to both individual named executive officers and the named executive officers as a group.  The Governance, Compensation and Nominating Committee does not aim to set target compensation levels at a particular percentile of compensation of comparable companies, but rather seeks to use data regarding comparable companies as a foundation on which to build a better understanding of pay practices and current trends and, ultimately, to establish a compensation program that is competitive.

Compensation Determinations

Compensation for the Chief Executive Officer is reviewed, evaluated and approved by the Governance, Compensation and Nominating Committee without the presence or participation of the Chief Executive Officer.  With regard to the compensation paid to named executive officers other than the Chief Executive Officer, management may assist the Governance, Compensation and Nominating Committee by, among other things: evaluating employee performance; recommending business performance objectives; and recommending salary levels, bonuses and equity awards (as and if applicable).  The Chief Executive Officer is called upon, from time to time, by the Governance, Compensation and Nominating Committee to participate in committee meetings, and may provide, as and to the extent requested, among other things: background information regarding the Company’s strategic objectives; the Chief Executive Officer’s evaluation of the performance of the other named executive officers, and the Chief Executive Officer’s compensation recommendations as to each of the other named executive officers, including with respect to base salary adjustments (if any), short and long-term incentives (as applicable) and other benefits. While the Governance, Compensation and Nominating Committee may review and consider recommendations of the Chief Executive Officer, the Governance, Compensation and Nominating Committee takes such action regarding compensation as it deems appropriate, which may include concurring with the Chief Executive Officer’s recommendations, or proposing adjustments to such recommendations, prior to the Governance, Compensation and Nominating Committee giving its approval to such named executive officer’s compensation.

ELEMENTS OF OUR COMPENSATION PROGRAM

Our fiscal year 2014 compensation program primarily consisted of three elements: (i) base salary; (ii) discretionary cash bonuses; and (iii) equity incentive compensation.  The Governance, Compensation and Nominating Committee relies upon its judgment in determining the amount and mix of compensation elements and whether each particular payment or award (if applicable) provides an appropriate incentive and reward for performance that sustains and enhances stockholder value.

Base Salary

The Company provides named executive officers with base salary to compensate them for services rendered during the fiscal year, and to provide each named executive officer with a degree of financial certainty and stability.  Base salary is designed to provide competitive levels of compensation to named executive officers based upon their experience, duties and scope of responsibilities.

Each named executive officer’s base salary is typically reviewed annually as well as upon a promotion or other change in job responsibility.  The Governance, Compensation and Nominating Committee reviews base salary compensation levels for all named executive officers by assessing (i) the current rate of compensation then being paid by the Company to each named executive officer, (ii) the compensation levels and salary trends for comparable positions within comparable companies, (iii) the named executive officer’s qualifications and experience level, (iv) each named executive officer’s past performance and contribution to the Company, (v) future performance expectations, and (vi) the Chief Executive Officer’s recommendations (with respect to named executive officers other than the Chief Executive Officer). In addition, as an overall factor in approving base salaries, the Governance, Compensation and Nominating Committee considers the Company’s continuing focus on general cost containment and the general business and economic environment with respect to the Company and businesses generally, including the Company’s current and anticipated financial results.  The relative weight given to each of these factors varies with each individual as the Governance, Compensation and Nominating Committee deems appropriate.

As part of its annual review of base salaries of named executive officers, the Governance, Compensation and Nominating Committee evaluated each named executive officer’s performance along with considering the data regarding comparable companies and other factors described above.  They further considered the Chief Executive Officer’s evaluation of the individual performance of each of the other named executive officers, and the Chief Executive Officer’s recommendations relating to each of their base salary levels, as well as the data regarding comparable companies and other factors described above.  A significant factor in the Governance, Compensation and Nominating Committee’s decisions, among others, was that base salaries for the named executive officers had remained unchanged since 2006, and its conclusion that the existing base salaries of the named executive officers should be increased to remain competitive, given existing business and economic circumstances.  Based on its annual review of base salaries for 2014, the Governance, Compensation and Nominating Committee maintained base salaries at their prior levels; however, in December 2014 the Governance, Compensation and Nominating Committee determined to, effective as of January 1, 2015:

●	increase Mr. McAfee’s annual salary by $70,000 to $250,000;

●	increase Mr. Waltz’s annual salary by $50,000 to $230,000;

●	increase Mr. Foster’s annual salary by $30,000 to $210,000; and

●	increase Mr. Gupta’s annual salary by $30,000 to $210,000.

Discretionary Cash Bonuses

The Company’s discretionary cash bonus program is designed to link a portion of the named executive officer’s compensation to the Company’s performance and to each such individual’s contribution to the Company’s success in meeting corporate and financial objectives.

The employment agreements of each of our named executive officers provides for discretionary cash bonuses within 90 days after the end of each year based upon such officer’s performance and other criteria to be established by the Company.  Each of Messrs. Waltz’s, Foster’s and Gupta’s employment agreements provides that such discretionary cash bonuses will be up to $50,000.  Mr. McAfee’s employment agreement does not provide for a cap on the discretionary bonus amount.

The Governance, Compensation and Nominating Committee evaluates both the Company’s and the individual named executive officer’s performance in determining the amount of any discretionary bonuses to be paid for the fiscal year, including consideration of such factors as devotion and effort provided in the current fiscal year toward Company goals, forward thinking and planning efforts regarding the future growth and stability of the Company, and focusing on the day to day affairs of the Company.

Based on the Company’s strong financial and market performance in fiscal year 2014, the conservative base salaries of the named executive officers and the contributions of each of the named executive officers, including, without limitation, with respect to Mr. Waltz, his overall vision, experience and industry knowledge upon which he executed the planning and strategic innovation of the Company’s total financial growth, and with respect to Mr. Foster and Mr. Gupta, exceptional performance of their respective business units, increased productivity, and improved operational efficiencies across the board, the Governance, Compensation and Nominating Committee approved discretionary bonuses to Messrs. Waltz, Foster and Gupta in the amount of $23,500 each.

Equity Incentive Compensation

Generally, long-term incentive awards to named executive officers are designed to advance the long term interests of the Company by (i) attracting and retaining named executive officers, (ii) aligning the long-term interests of named executive officers with those of the Company’s stockholders, (iii) further encouraging the sense of proprietorship in the Company by providing named executive officers an opportunity to build a meaningful equity position in the Company, and (iv) stimulating an active interest of named executive officers in the development and financial success of the Company by providing them with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business, thereby increasing stockholder value.

The Governance, Compensation and Nominating Committee typically determines long-term incentive grants to named executive officers under the 2007 Stock Plan annually to promote the long-term success of the Company through the term of the vesting of such awards.  Additionally, long-term incentive awards may be granted to named executive officers from time to time at the discretion of the Governance, Compensation and Nominating Committee, such as in connection with a promotion or increase in job responsibilities.  The amount, frequency and terms of awards under the 2007 Stock Plan may vary based on competitive practices, our operating results, government regulations and availability of authorized shares under the 2007 Stock Plan and other business and economic factors.

The size and type(s) of long-term incentive awards under the 2007 Stock Plan are determined by the Governance, Compensation and Nominating Committee, based, in the case of named executive officers other than the Chief Executive Officer, upon recommendations from the Chief Executive Officer to the Governance, Compensation and Nominating Committee.  The size of equity awards are set at levels that are intended to create a meaningful opportunity for stock ownership based upon the individual’s current position with the Company, the individual’s personal performance in recent periods and his or her potential for future responsibility and success with the Company.  The type(s) of long-term incentive awards, and mix of different forms of awards, such as the mix of stock options, warrants and restricted stock, may be based on various factors, including general trends in the marketplace, including (in some cases) long-term incentive award trends among other companies in the Company’s industry.  The relevant weight given to each of these factors varies from individual to individual.

For fiscal year 2014, the Governance, Compensation and Nominating Committee determined to grant stock options to certain our named executive officers.  The stock options, as in prior years, will vest over a three-year period with one-twelfth (1/12) of the shares subject to the option vesting every three months following the date of grant.  The Governance, Compensation and Nominating Committee believes that such time-based equity awards reward long-term strategic management and foster the enhancement and improvement of stockholder value.

Other Benefits

The Company may from time to time provide certain named executive officers with perquisites and other personal benefits that the Company and the Governance, Compensation and Nominating Committee believe are reasonable and consistent with the Company’s overall compensation program to better enable the Company to attract and/or retain superior employees for key positions, align our compensation program with competitive practices of other companies, and to aid named executive officers in their execution of Company business. Perquisites and other benefits represent a small part of the Company’s overall compensation package.  The Governance, Compensation and Nominating Committee periodically reviews the levels of perquisites and other personal benefits provided to named executive officers.

In addition, various employee benefit programs are provided to our named executive officers, including health insurance benefits, life insurance benefits, and group life and long-term disability coverage, under plans generally available to all other salaried employees.

The Company has entered into employment agreements with each of the named executive officers pursuant to which such named executive officers are entitled to payments and benefits upon the occurrence of specified events.  Information regarding applicable payments under such arrangements for the named executive officers is provided under the heading “Employment Contracts and Termination of Employment and Change-In-Control Arrangements” below.  These arrangements are designed to attract and/or retain highly qualified individuals who are capable of making significant contributions to the long-term success of the Company while also promoting stability and continuity of senior management.  No changes were made to these severance arrangements during fiscal year 2014.

ACCOUNTING AND TAX CONSIDERATIONS

In designing our compensation program, we take into consideration the accounting and tax effect that each element will or may have on the Company and our employees.

We account for equity compensation paid to our employees under the rules of SFAS No. 123R, which requires us to estimate and record an expense over the service period of the award.  Accounting rules also require us to record cash compensation as an expense at the time the obligation is accrued.  Unless and until we achieve sustained profitability, the availability to us of a tax deduction for compensation expenses will not be material to our financial position.  We structure cash bonus compensation so that it is taxable to our executives at the time it becomes available to them.

The Governance, Compensation and Nominating Committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Internal Revenue Code, which provides that we may not deduct compensation of more than $1,000,000 that is paid to certain individuals.  We currently intend that all cash compensation paid will be tax deductible by us.  However, with respect to equity compensation awards, while any gain recognized by employees from nonqualified options should be deductible, to the extent that an option constitutes an incentive stock option, gain recognized by the optionee will not be deductible if there is a disqualifying disposition by the optionee.  In addition, if we grant awards of restricted stock or restricted stock units that are not subject to performance vesting, they may not be fully deductible by us at the time the award is otherwise taxable to the employee.

SUMMARY COMPENSATION (2014)

The following table sets forth information concerning compensation paid or accrued for services rendered to the Company in all capacities for the fiscal years 2012, 2013 and 2014 to the named executive officers, which includes (i) the Company’s Chief Executive Officer, (ii) the Company’s Chief Financial Officer, and (iii) the Company’s other two most highly compensated executive officers who were serving as executive officers at the end of fiscal year 2014.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option/ Warrant Awards(1) ($)	Total Compensation ($)
Eric A. McAfee, Chief (2) Executive Officer	2014	180,000	-	-	180,000
	2013	180,000	-	-	180,000
	2012	180,000	-	-	180,000

Todd A. Waltz, Chief Financial Officer	2014	180,000	23,500	55,497	258,997
	2013	180,000	9,000	184,394	373,394
	2012	180,000	-	84,047	264,047

Andrew B. Foster, Executive Vice President	2014	180,000	23,500	44,819	248,319
	2013	180,000	9,000	76,262	265,262
	2012	180,000	-	84,047	264,047

Sanjeev Gupta, Executive Vice President	2014	180,000	23,500	55,497	258,997
	2013	180,000	9,000	184,394	373,394
	2012	180,000	-	84,047	264,047
———————
(1)
These amounts reflect the value determined by the Company for accounting purposes for these awards with respect to the current fiscal year and do not reflect whether the recipient has actually realized a financial benefit from the awards (such as by exercising stock options or warrants).  This column represents the aggregate grant date fair value of stock options and warrants granted during fiscal years 2014, 2013 and 2012 to each of the named executive officers, in accordance with ASC Topic 718 Compensation.  Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.  The assumptions made when calculating the amounts in this column are found in Note 11 (Stock Based Compensation) of the Notes to Consolidated Financial Statements in Part II, Item 8 of the 2014 Annual Report filed with the SEC on March 12, 2015.

(2)	Mr. McAfee’s compensation is solely for his services as an Executive Officer and he does not receive any compensation for his services as Chairman of the Board of Directors.

GRANTS OF PLAN-BASED AWARDS (2014)

The following table shows all plan-based awards granted to the named executive officers during fiscal year 2014, as adjusted to reflect the impact of the reverse stock split on May 15, 2014.

Name	Grant Date	All Other Option/ Warrant Awards: No. of Securities Underlying Options/ Warrants (#)	Exercise or Base Price of Option/ Warrant Awards ($/Sh)	Grant Date Fair Value of Option/ Warrant Awards(1)
Todd A. Waltz	12/15/14	10,000	4.66	23,462
	03/13/14	15,000	4.20	32,035

Andrew B. Foster	12/15/14	10,000	4.66	23,462
	03/13/14	10,000	4.20	21,357

Sanjeev Gupta	12/15/14	10,000	4.66	23,462
	03/13/14	15,000	4.20	32,035
———————
(1)            These amounts reflect the fair value as of the grant date of such award determined pursuant to ASC Topic 718 Compensation by the Company for accounting purposes and do not reflect whether the recipient has actually realized or will realize a financial benefit from the awards (such as by exercising stock options).  Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.  The assumptions made when calculating the amounts in this column are found in Note 11 (Stock Based Compensation) of the Notes to Consolidated Financial Statements in Part II, Item 8 of the 2014 Annual Report filed with the SEC on March 12, 2015.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END (2014)

The following table shows all outstanding equity awards held by the named executive officers at the end of fiscal year 2014, as adjusted to reflect the impact of the reverse stock split on May 15, 2014.

		Option/Warrant Awards
Name	Award Date	No. of Securities underlying unexercised options/ warrants (#) exercisable		No. of securities underlying unexercised options/ warrants (#) unexercisable		Option/ warrant exercise price ($)	Option/ warrant expiration date
Todd A. Waltz	12/15/14	-		10,000	(2)	4.66	12/15/19
	03/13/14	3,750	(2)	11,250	(2)	4.20	3/12/19
	08/02/13	30,000	(3)	-		4.00	8/3/18
	03/14/13	17,500	(2)	12,500	(2)	6.50	3/13/18
	11/05/12	20,000	(2)	10,000	(2)	5.50	11/05/17
	12/09/10	5,303	(2)	-		1.20	12/08/15
	12/09/10	24,698	(3)	-		1.30	12/15/15
	3/17/10	60,000	(1)	-		2.10	3/17/15

Andrew B. Foster	12/15/14	-		10,000	(2)	4.66	12/15/19
	03/13/14	2,500	(2)	7,500	(2)	4.20	3/12/19
	08/02/13	15,000	(3)	-		4.00	8/3/18
	03/14/13	5,834	(2)	4,166	(2)	6.50	3/13/18
	11/05/12	20,000	(2)	10,000	(2)	5.50	11/05/17
	12/09/10	884	(1)	-		1.20	12/08/15
	12/09/10	4,116	(3)	-		1.30	12/15/15
	3/17/10	5,000	(1)	-		2.10	3/17/15
	7/17/07	30,000	(1)	-		30.00	7/16/17

Sanjeev Gupta	12/15/14	-		10,000	(2)	4.66	12/15/19
	03/13/14	3,750	(2)	11,250	(2)	4.20	3/12/19
	08/02/13	30,000	(3)	-		4.00	8/3/18
	03/14/13	17,500	(2)	12,500	(2)	6.50	3/13/18
	11/05/12	20,000	(2)	10,000	(2)	5.50	11/05/17
	12/09/10	3,535	(2)	-		1.20	12/08/15
	12/09/10	16,465	(3)	-		1.30	12/15/15
	3/17/10	10,000	(1)	-		2.10	3/17/15
———————
(1)	Option fully vested on the date of grant.
(2)	One-twelfth (1/12) of the shares subject to the option vest every three months following the date of grant.
(3)	Warrants fully vested on the date of grant.

OPTION EXERCISES AND STOCK VESTED (2014)

The following table shows all option exercises by the named executive officers during fiscal year 2014.

	Option Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)
Todd A. Waltz	22,000	65,763
Andrew B. Foster	48,000	143,487
Sanjeev Gupta	50,000	149,465

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

We are party to the following agreements with our named executive officers:

Eric A. McAfee

Effective September 1, 2011, the Company entered into an Employment Agreement with Mr. McAfee in connection with his continuing responsibilities as Chief Executive Officer.  Under Mr. McAfee’s employment agreement, he receives an annual salary of $180,000 per year.  Effective January 1, 2015, Mr. McAfee’s annual salary was increased to $250,000.  In addition, Mr. McAfee is entitled to an annual cash bonus in an amount determined by the Board of Directors based upon attainment of certain performance milestones as determined by the Board from time to time.  The initial term of Mr. McAfee’s employment agreement was for three years with automatic one-year renewals thereafter, unless terminated by either party on sixty days’ notice prior to the end of the then-current period.

If, prior to a Change in Control (as defined in the agreement), Mr. McAfee is terminated other than for Cause (as defined in the agreement) or as a result of his death or Total Disability (as defined in the agreement) or is Constructively Terminated (as defined in the agreement), then provided he signs a release of claims, Mr. McAfee is entitled to receive severance benefits of (i) cash payments equal to his then-current base salary for a period of six (6) months payable in accordance with the Company’s normal payroll practices, and (ii) company-paid health, dental, and vision insurance coverage for him and his dependents until the earlier of six (6) months following the date of termination or until such time as Mr. McAfee is covered under another employer’s group policy for such benefits.  If, on or following a Change in Control, Mr. McAfee’s employment is Constructively Terminated or involuntarily terminated other than for Cause, death or Total Disability, then provided he signs a release of claims, in addition to the severance benefits provided above, all of his then unvested restricted stock or stock options shall become immediately vested.

Todd A. Waltz

On March 15, 2010, the Company entered into an Employment Agreement with Mr. Waltz to serve as the Company’s Chief Financial Officer.  Under Mr. Waltz’ employment agreement, Mr. Waltz receives an annual salary of $180,000 and a discretionary annual bonus of up to $50,000.  Effective January 1, 2015, Mr. Waltz’s annual salary was increased to $230,000.  The initial term of Mr. Waltz’s employment agreement was for three years with automatic one-year renewals unless terminated by either party on sixty days’ notice prior to the end of the then-current extension period.

If, prior to a Change in Control (as defined in the agreement), Mr. Waltz is terminated other than for Cause (as defined in the agreement) or as a result of his death or Total Disability (as defined in the agreement) or is Constructively Terminated (as defined in the agreement), then provided he signs a release of claims, Mr. Waltz is entitled to severance benefits of (i) cash payments equal to his monthly base salary for a period of three (3) months payable in accordance with the Company’s normal payroll practices, and (ii) company-paid health, dental, and vision insurance coverage for him and his dependents until the earlier of three (3) months following the date of termination or until such time as Mr. Waltz is covered under another employer’s group policy for such benefits.  If, on or following a Change of Control, Mr. Waltz’s employment is Constructively Terminated or involuntarily terminated other than for Cause, death or Total Disability, then provided he signs a release of claims, in addition to the severance benefits provided above, all of his then unvested restricted stock or stock options shall become immediately vested.

Andrew B. Foster

On May 22, 2007, the Company entered into an Employment Agreement with Mr. Foster to serve as the Company’s Executive Vice President and Chief Operating Officer.  Under Mr. Foster’s employment agreement, Mr. Foster receives an annual salary of $180,000 and a discretionary annual bonus of up to $50,000.  Effective January 1, 2015, Mr. Foster’s annual salary was increased to $210,000.  The initial term of Mr. Foster’s employment agreement was for three years with automatic one-year renewals unless terminated by either party on sixty days’ notice prior to the end of the then-current extension period.  In addition, in connection with the execution of his employment agreement, the Company granted Mr. Foster an option to purchase a total of 300,000 shares of common stock with an exercise price equal to the fair market value on the date of grant.

If, prior to a Change in Control (as defined in the agreement), Mr. Foster is terminated other than for Cause (as defined in the agreement) or as a result of his death or Total Disability (as defined in the agreement) or is Constructively Terminated (as defined in the agreement), then provided he signs a release of claims, Mr. Foster is entitled to severance benefits of (i) cash payments equal to his monthly base salary for a period of three (3) months payable in accordance with the Company’s normal payroll practices, and (ii) company-paid health, dental, and vision insurance coverage for him and his dependents until the earlier of three (3) months following the date of termination or until such time as Mr. Foster is covered under another employer’s group policy for such benefits.  If, on or following a Change of Control, Mr. Foster’s employment is Constructively Terminated or involuntarily terminated other than for Cause, death or Total Disability, then provided he signs a release of claims, in addition to the severance benefits provided above, all of his then unvested restricted stock or stock options shall become immediately vested.

Sanjeev Gupta

On September 5, 2007, the Company entered into an Employment Agreement with Mr. Gupta to serve as the Company’s Executive Vice President and Chief Operating Officer.  Under Mr. Gupta’s employment agreement, Mr. Gupta receives an annual salary of $180,000 and a discretionary annual bonus of up to $50,000.  Effective January 1, 2015, Mr. Gupta’s annual salary was increased to $210,000.  The initial term of Mr. Gupta’s employment agreement was for three years with automatic one-year renewals, unless terminated by either party on sixty days’ notice prior to the end of the then-current extension period.

If, prior to a Change in Control (as defined in the agreement), Mr. Gupta is terminated other than for Cause (as defined in the agreement) or as a result of his death or Total Disability (as defined in the agreement) or is Constructively Terminated (as defined in the agreement), then provided he signs a release of claims, Mr. Gupta is entitled to severance benefits of (i) cash payments equal to his monthly base salary for a period of three (3) months payable in accordance with the Company’s normal payroll practices, and (ii) company-paid health, dental, and vision insurance coverage for him and his dependents until the earlier of three (3) months or until such time as Mr. Gupta is covered under another employer’s group policy for such benefits.  If, following a Change of Control, Mr. Gupta’s employment is Constructively Terminated or involuntarily terminated other than for Cause, death or Total Disability, then provided he signs a release of claims, in addition to the severance benefits provided above, all of his then unvested restricted stock or stock options shall become immediately vested.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL (2014)

The following table quantifies the estimated payments and benefits that would be provided to each named executive officer upon the occurrence of the indicated event, assuming that the event occurred on December 31, 2014, pursuant to those arrangements described above in detail under the heading “Employment Contracts and Termination of Employment and Change-In-Control Arrangements.”  The values related to vesting of stock options and awards are based upon the fair market value of our common stock of $5.79 per share as reported on the Nasdaq Global Market on December 31, 2014, the last trading day of our fiscal year.  Actual payments made at any future date would vary, including based upon the amount the named executive officer would have accrued under the applicable benefit or compensation plan as well as based upon the price of our common stock.

Name	Category of Benefit	Termination Without Cause or Constructive Termination Not in Connection with a Change in Control ($)	Termination Without Cause or Constructive Termination in Connection with or after a Change in Control ($)
Eric A. McAfee	Salary	90,000	90,000
	COBRA	10,825	10,825
	Equity Acceleration	-	-
	Total	100,825	100,825

Todd A. Waltz	Salary	45,000	45,000
	COBRA	1,761	1,761
	Equity Acceleration	-	20,788
	Total	46,761	67,549

Andrew B. Foster	Salary	45,000	45,000
	COBRA	1,761	1,761
	Equity Acceleration	-	14,825
	Total	46,761	64,586

Sanjeev Gupta	Salary	45,000	45,000
	COBRA	1,761	1,761
	Equity Acceleration	-	20,788
	Total	46,761	67,549
———————

EQUITY COMPENSATION PLANS

The Company’s shareholders approved the Company’s Amended and Restated 2007 Stock Plan (“2007 Stock Plan”) at the Company’s 2010 Annual Shareholders Meeting.  On December 15, 2010, the Company issued compensatory warrants to officers, directors and employees.  The warrants are exercisable at $1.30 per share and expire on December 15, 2015.  On July 1, 2011, the Company acquired the Zymetis 2006 Stock Plan (“2006 Stock Plan”) pursuant to the acquisition of Zymetis, Inc. and gave Zymetis option holders the right to convert shares into Aemetis common stock at the same terms as the 2006 Plan.  During November 2012, the Company issued options to directors and consultants outside the 2006 Stock Plan and 2007 Stock Plan.  The options are exercisable at $5.50 per share and expire November 2017.  The following table provides information about 2007 Stock Plan, 2006 Stock Plan and the compensatory warrants and options as of December 31, 2014.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans(2)
Equity compensation plans approved by security holders(1)	925,390	5.52	5,904
Equity in the form of warrants issued to officers, directors and employees not approved by security holders	308,231	3.18	—
Equity in the form of options issued to directors and consultants not approved by security holders	89,250	5.50	—
Total	1,322,871		5,904
———————
(1)	Shares from the 2006 Stock Plan and the 2007 Stock Plan.
(2)	Amount consists of shares available for future issuance under the 2006 Plan and 2007 Plan.

Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate filings made by the Company, including this proxy statement, in whole or in part, the following Compensation Committee Report shall not be deemed to be “soliciting material” or to be incorporated by reference into any prior or future filings made by the Company.

COMPENSATION COMMITTEE REPORT

The Governance, Compensation and Nominating Committee has reviewed and discussed the foregoing Compensation Discussion and Analysis with management, and based on that review and discussion, the Governance, Compensation and Nominating Committee recommended to the Board that the Compensation Discussion and Analysis be included in our Annual Report on Form 10-K for the year ended December 31, 2014 and the Company’s proxy statement for the 2015 Annual Meeting of Stockholders.

Respectfully submitted,

Governance, Compensation and Nominating Committee

Harold Sorgenti (Chair)
Francis P. Barton
Dr. Steven W. Hutcheson

PROPOSAL FIVE:

ADVISORY VOTE ON THE FREQUENCY OF AN ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Act also enables our stockholders to indicate how frequently we should seek an advisory vote on the compensation of our named executive officers, as disclosed pursuant to the SEC’s compensation disclosure rules, such as Proposal No. 4 of this proxy statement.  By voting on this Proposal No. 5, stockholders may indicate whether they would prefer an advisory vote on named executive officer compensation once every one, two, or three years.

After careful consideration of this Proposal, our Board has determined that an advisory vote on executive compensation that occurs every three years is the most appropriate alternative for the Company, and therefore our Board recommends that you vote for a three-year interval for the advisory vote on executive compensation.

In formulating its recommendation, our Board considered that an advisory vote occurring once every three years will provide stockholders with a sufficient amount of time to evaluate the effectiveness of our compensation policies.  Specifically, the three year interval will allow stockholders to gauge our compensation policies in the context of our long-term business results and will minimize the impact of short-term variations in our compensation and business results.  Holding an advisory vote every three years will also give us more time to evaluate and implement appropriate changes to our compensation policies between votes, to the extent that changes are appropriate.  We understand that our stockholders may have different views as to what is the best approach for the Company, and we look forward to hearing from our stockholders on this Proposal.

You may cast your vote on your preferred voting frequency by choosing the option of one year, two years, three years or abstain from voting when you vote in response to the resolution set forth below.

RESOLVED, that, with respect to the resolution on the frequency of holding an advisory vote on executive compensation, the option of once every one year, two years, or three years that receives the highest number of votes cast for this resolution will be determined to be the preferred frequency with which the Company is to hold a stockholder vote to approve the compensation of the named executive officers, as disclosed pursuant to the Securities and Exchange Commission’s compensation disclosure rules (which disclosure shall include the Summary Compensation Table and the other related tables and disclosure).

VOTE REQUIRED

The option of one year, two years or three years that receives the highest number of votes cast by stockholders will be the frequency for the advisory vote on executive compensation that has been selected by stockholders.  However, because this vote is advisory and not binding on the Board or the Company in any way, the Board or the Governance, Compensation and Nominating Committee may decide that it is in the best interests of our stockholders and the Company to hold an advisory vote on executive compensation more or less frequently than the option approved by our stockholders.

BOARD RECOMMENDATION

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE OPTION OF ONCE EVERY THREE YEARS AS THE FREQUENCY WITH WHICH STOCKHOLDERS ARE PROVIDED AN ADVISORY VOTE ON EXECUTIVE COMPENSATION, AS DISCLOSED PURSUANT TO THE COMPENSATION DISCLOSURE RULES OF THE SEC.

PROPOSAL SIX:

APPROVAL OF SECOND AMENDED AND RESTATED 2007 STOCK PLAN

On February 19, 2015, the Board, based on the recommendation of the Governance, Compensation and Nominating Committee, approved the Second Amended and Restated 2007 Stock Plan (the “Amended and Restated Plan”), subject to stockholder approval at the Annual Meeting, to:

●	extend the term of the 2007 Stock Plan to continue in effect until February 18, 2025, from July 17, 2017; and
●
increase the number of shares automatically added to the shares reserved for issuance under the 2007 Stock Plan each year to the lesser of:  (i) three percent (3%) of the sum of (A) the number of shares outstanding on the date that the Plan was adopted by the Board plus (B) the number of shares issuable pursuant to outstanding awards on the date that the Plan was adopted by the Board, or (ii) such number as determined by the Board. The exisiting 2007 Stock Plan provides that the number of shares automatically added to the shares reserved for issuance thereunder each year is the lesser of (i) 1,000,000 Shares, (ii) one percent (1%) of the shares outstanding and issuable pursuant to outstanding awards at the end of the fiscal year, and (iii) such number as determined by the Board.

As of immediately prior to the adoption of the Amended and Restated Plan, only 105,904 shares remained available for future issuance under the 2007 Stock Plan.  The purpose of the increase in the number of shares automatically added to the shares reserved for issuance under the 2007 Stock Plan each year is to secure adequate shares to fund expected awards.  The Board believes that this increase in the number of shares automatically added to the shares reserved for issuance under the 2007 Stock Plan each year represents a source of a reasonable amount of potential equity dilution and allows us to continue awarding equity incentives, which are an important component of our overall compensation program.

New Plan Benefits Table

All awards to directors, executive officers, employees and consultants are made at the discretion of the Administrator of the 2007 Stock Plan.  Therefore, the benefits and amounts that will be received or allocated under the 2007 Stock Plan, as amended by the proposed amendment, are not determinable at this time.  The following table is for illustrative purposes only and provides certain summary information concerning equity awards made in fiscal year 2014.

Name and Position	Number of Shares of Common Stock to be Issued Upon Exercise of Awards
Eric A. McAfee, Chief Executive Officer	-
Todd A. Waltz, Chief Financial Officer	25,000
Andrew B. Foster, Executive Vice President	20,000
Sanjeev Gupta, Executive Vice President	25,000
Francis P. Barton, Director	20,500
John R. Block, Director	15,000
Dr. Steven W. Hutcheson, Director	15,000
Harold Sorgenti, Director	20,500
All executive officers as a group	70,000
All directors who are not executive officers as a group	71,000
All employees who are not executive officers as a group	105,500

Summary of Material Features of the Amended and Restated Plan

The following is a summary of the material terms and conditions of the Amended and Restated Plan.  This summary, however, does not purport to be a complete description of all provisions of the Amended and Restated Plan and is qualified in its entirety by reference to the Amended and Restated Plan.  A copy of the 2007 Stock Plan has been filed with the SEC and a copy of the Amended and Restated Plan is included with this proxy statement as Exhibit B.

Administration.  The Amended and Restated Plan is administered by the Board or a Committee of the Board.  Awards indented to qualify as “performance-based compensation” must be administered by a Committee of two or more “outside directors.”

Term.  The Amended and Restated Plan shall continue in effect until February 18, 2025.  In general, the term of each option granted shall be no more than ten 10 years from the date of grant, though in certain instances such term may be shorter.

Eligibility.  Employees and Service Providers of the Company and its subsidiaries and non-employee directors of the Company are eligible to receive awards under the Amended and Restated Plan.  There are approximately 65 employees and four non-employee directors currently eligible to receive awards under the Amended and Restated Plan.  The number of other Service Providers potentially eligible to participate in the Amended and Restated Plan is not currently determinable.

Awards.  Awards under the Amended and Restated Plan may include grants of options, stock appreciation rights, restricted stock, restricted stock units, performance units and performance shares, and awards intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code.  Eligibility for any particular award is determined by the Administrator (as defined in the Amended and Restated Plan) and, in the case of certain awards such as incentive stock options, eligibility for receipt of such awards may be limited by the Internal Revenue Code.  The terms and conditions of each award, including the vesting schedule, shall be determined by the Plan Administrator at the time of grant.

Award Limits.  Awards under the Amended and Restated Plan are subject to the following limits:

Plan Limits.  The Company has reserved 925,390 (as adjusted for the reverse stock split) shares of common stock for issuance under the Amended and Restated Plan.  As of  [     ], 2015, the value of a share of our common stock was $[     ].  Shares available for issuances under the plan will be increased each year in an amount equal to the lesser of:  (i) three percent (3%) of the sum of (A) the number of shares outstanding on February 19, 2015 (the date that the Amended and Restated Plan was approved by the Board) plus (B) the number of shares issuable pursuant to outstanding awards on February 19, 2015, or (ii) such number as determined by the Board.

Individual Limits.  During any fiscal year, no employee may be granted options, stock appreciation rights, restricted stock, restricted stock units, and performance units and performance shares covering more than 100,000 shares of common stock.  With respect to a grant of stock options, to the extent the aggregate fair market value of the shares underlying such options are exercisable by the participant for the first time during any calendar year exceeds $100,000, such options shall be treated as nonstatutory stock options.  No participant may receive Performance Units having an initial value greater than $10,000,000.  Awards intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code will be subject to limitations set forth in Section 162(m) of the Internal Revenue Code and the regulations thereunder.

Each of the above limits is subject to adjustment for certain changes in the Company’s capitalization such as stock dividends, stock splits, combinations or similar events.  If an award expires, terminates, is forfeited or is settled in cash rather than in shares of common stock, the shares of common stock not issued under that award will again become available for grant under the Amended and Restated Plan.  If shares of common stock are surrendered to the Company or withheld to pay any exercise price or tax withholding requirements, only the number of shares of common stock issued net of the shares withheld or surrendered will be counted against the number of shares of common stock available under the Amended and Restated Stock Plan.  The exercise price for a stock option or stock appreciation right may not be less than 100% of the fair market value of the shares on the date of grant or may not be less than 110% of the fair market value of the shares on the date of grant for employees representing more than 10% of the voting power of all of the classes of stock of the Company.  The Board may amend, alter, suspend or terminate the plan.  The Board shall obtain stockholder approval of any plan amendment to the extent necessary and desirable to comply with applicable law.

Certain U.S. Federal Tax Consequences

The following is a brief summary of the principal federal income tax consequences of awards under the Amended and Restated Plan to U.S. taxpayers and the Company based on applicable provisions of the Internal Revenue Code and Treasury Regulations now in effect.

The following discussion assumes that the fair market value of our common stock on the date of exercise is greater than the per share exercise price.

Nonstatutory Stock Options.  No taxable income is reportable when a nonstatutory stock option with an exercise price equal to the fair market value of the underlying stock on the date of grant is granted to a participant.  Upon exercise, the participant will recognize ordinary income in an amount equal to the excess of the fair market value (on the exercise date) of the shares purchased over the exercise price of the option.  Any taxable income recognized in connection with an option exercise by an employee of the Company is subject to tax withholding by the Company.  Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

Incentive Stock Options.  No taxable income is reportable when an incentive stock option is granted or exercised (except for purposes of the alternative minimum tax, in which case taxation is the same as for nonstatutory stock options).  If the participant exercises the option and then later sells or otherwise disposes of the shares more than two years after the grant date and more than one year after the exercise date, the difference between the sale price and the exercise price will be taxed as capital gain or loss.  If the participant exercises the option and then later sells or otherwise disposes of the shares before the end of the two- or one-year holding periods described above, he or she generally will have ordinary income at the time of the sale equal to the fair market value of the shares on the exercise date (or the sale price, if less) minus the exercise price of the option.

Stock Appreciation Rights.  Generally, no taxable income is reportable when a participant is granted a stock appreciation right.  Upon exercise, the participant will recognize ordinary income in an amount equal to the amount of cash received and the fair market value of any shares received in excess of the exercise price.  Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

Restricted Stock Awards, Restricted Stock Units, Performance Shares and Performance Units.  A participant generally will not have taxable income at the time an award of restricted stock, restricted stock units, performance shares, or performance units are granted.  Instead, he or she will recognize ordinary income in the first taxable year in which his or her interest in the shares underlying the Award becomes either (i) freely transferable, or (ii) no longer subject to a substantial risk of forfeiture.  However, the recipient of an award of restricted stock may elect to recognize income at the time he or she receives the award in an amount equal to the fair market value of the shares underlying the award (less any cash paid for the shares on the date the award is granted).

Tax Effect for the Company.  The Company generally will be entitled to a tax deduction in connection with an award under the Amended and Restated Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonstatutory stock option).

Certain Limitations on Deductibility of Executive Compensation.  Special rules limit the deductibility of compensation paid to the Company’s Chief Executive Officer and to certain of its most highly compensated executive officers.  Under Section 162(m), the annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000.  However, the Company can preserve the deductibility of certain compensation in excess of $1,000,000 if the conditions of Section 162(m) are met.  These conditions include stockholder approval of the Amended and Restated Plan, setting limits on the number of Awards that any individual may receive and for awards other than certain stock options, establishing performance criteria that must be met before the award actually will vest or be paid.  The Amended and Restated Plan has been designed to permit the Administrator to grant awards that qualify as performance-based for purposes of satisfying the conditions of Section 162(m), thereby permitting the Company to continue to receive a federal income tax deduction in connection with such awards.

Section 409A.  Section 409A of the Internal Revenue Code imposes certain requirements for non-qualified deferred compensation arrangements with respect to an individual’s deferral and distribution elections and permissible distribution events.  Awards granted under the Amended and Restated Plan with a deferral feature will be subject to the requirements of Section 409A.  If an award is subject to and fails to satisfy the requirements of Section 409A, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received.  Also, if an award that is subject to Section 409A fails to comply with Section 409A’s provisions, Section 409A imposes an additional 20% federal income tax on compensation recognized as ordinary income, as well as interest on such deferred compensation.  In addition, certain states (such as California) have laws similar to Section 409A and as a result, failure to comply with such similar laws may result in additional state income, penalty and interest charges.

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF UNITED STATES FEDERAL INCOME TAXATION UPON PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE GRANT AND EXERCISE OF AWARDS UNDER THE AMENDED AND RESTATEDPLAN.  IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF A PARTICIPANT’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE.

VOTE REQUIRED

Approval of Proposal No. 6 requires the affirmative vote of a majority of the shares entitled to vote and present in person or represented by proxy at the Annual Meeting.  Abstentions and broker non-votes will be counted as votes “AGAINST” this proposal.

RECOMMENDATION OF THE BOARD

THE BOARD RECOMMENDS VOTING “FOR” APPROVAL OF THE AMENDED AND RESTATED PLAN.

PROPOSAL SEVEN:

RATIFICATION OF AUDITORS

The Board has selected McGladrey LLP, independent auditors, to audit the financial statements of the Company and its subsidiaries for the year ending December 31, 2014.  The Board recommends that stockholders vote for ratification of such appointment.  Although ratification by stockholders is not required by law nor binding on the Board, the Board has determined that it is desirable to request ratification of this selection by the stockholders.  Notwithstanding the selection, the Board, in its discretion, may direct the appointment of new independent auditors at any time during the year, if the Board feels that such a change would be in the best interest of the Company and its stockholders.  In the event of a negative vote on ratification, the Board will reconsider its selection.  The aggregate fees billed for services rendered by McGladrey LLP during the years ended December 31, 2014 and 2013 are described below under the caption “Principal Accountant Fees and Services.”  Representatives of McGladrey LLP will be present at the Annual Meeting and will be given the opportunity to make a statement if they so desire and to respond to appropriate questions.

Principal Accountant Fees and Services

Auditor Fees and Services in Fiscal Years 2014 and 2013

McGladrey LLP was appointed as our registered independent public accountant on May 21, 2012.  The fees billed by McGladrey LLP for audits of the 2014 and 2013 financial statements are as follows:

	2014	2013
Audit Fees	$345,000	$270,000
Audit-Related Fees	42,000	42,500
Total Audit and Audit-Related Fees	387,000	312,500
All Other Fees	––	––

Total	$387,000	$312,500

Audit Fees consist of fees billed for professional services rendered for the audit of the Company’s consolidated annual financial statements and the audit of internal controls, and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by McGladrey LLP in connection with statutory and regulatory filings or engagements.

Audit-Related Fees consist of assistance provided with respect to SEC comments letters, securities offerings and complex accounting transactions, including stock compensation expense, tax impacts of acquisitions, modification and extinguishment accounting for debt, beneficial conversion feature accounting, and warrant liability accounting.

Audit Committee’s Pre-Approval Policies and Procedures

Consistent with policies of the SEC regarding auditor independence and the Audit Committee Charter, the Audit Committee has the responsibility for appointing, setting compensation and overseeing the work of the registered independent public accounting firm (the “Firm”).  The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the Firm.  Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget.  The Audit Committee may also pre-approve particular services on a case-by-case basis.  In assessing requests for services by the Firm, the Audit Committee considers whether such services are consistent with the Firm’s independence, whether the Firm is likely to provide the most effective and efficient service based upon their familiarity with the Company, and whether the service could enhance the Company’s ability to manage or control risk or improve audit quality.

In fiscal years 2014 and 2013, all fees identified above under the captions “Audit Fees,” “Audit-Related Fees” and “All Other Fees” that were billed by McGladrey LLP were approved by the Audit Committee in accordance with SEC requirements.

Vote Required

            Approval of Proposal No. 7 requires the affirmative vote of a majority of the shares entitled to vote and present in person or represented by proxy at the Annual Meeting.  Abstentions and broker non-votes will be counted as votes “AGAINST” this proposal.

BOARD RECOMMENDATION

THE BOARD RECOMMENDS VOTING “FOR” THE RATIFICATION OF MCGLADREY, LLP AS THE COMPANY’S INDEPENDENT AUDITORS.

SECURITY OWNERSHIP BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of February 24, 2015, regarding the beneficial ownership of each class of our voting stock, including (a) each stockholder who is known by the Company to own beneficially in excess of 5% of each class of our voting stock; (b) each director; (c) the Company’s named executive officers; and (d) the Company’s executive officers and directors as a group.  Except as otherwise indicated, all persons listed below have (i) sole voting power and investment power with respect to their shares of stock, except to the extent that authority is shared by spouses under applicable law, and (ii) record and beneficial ownership with respect to their shares of stock.  The percentage of beneficial ownership of common stock is based upon 20,765,670 shares of common stock outstanding as of February 24, 2015.  The percentage of beneficial ownership of Series B preferred stock is based upon 1,658,394 shares of Series B preferred stock outstanding as of February 24, 2015.  Unless otherwise identified, the address of the directors and officers of the Company is 20400 Stevens Creek Blvd., Suite 700, Cupertino, CA 95014.

	Common Stock		Series B Preferred Stock
Name and Address	Amount and Nature of Beneficial Ownership	Percentage of Class	Amount and Nature of Beneficial Ownership	Percentage of Class
Officers & Directors
Eric A. McAfee (1)	3,471,548	16.72%	-	*
Francis Barton(2)	79,376	*	-	*
John R. Block (3)	92,501	*	-	*
Dr. Steven Hutcheson (4)	240,757	1.16%	-	*
Harold Sorgenti (5)	88,888	*	-	*
Andrew Foster (6)	98,334	*	-	*
Sanjeev Gupta (7)	157,528	*	-	*
Todd A. Waltz (8)	277,212	1.32%	-	*
All officers and directors as a group (8 Persons)	4,555,482	21.05%	-	*

5% or more Holders
Third Eye Capital (9) 161 Bay Street, Suite 3930 Toronto, Ontario M5J 2S1	3,473,165	16.71%	-	*
Laird Cagan (10)	2,224,392	10.71%	-	*
20400 Stevens Creek Blvd., Suite 700
Cupertino, CA 95014
Mahesh Pawani Villa No. 6, Street 29, Community 317, Al Mankhool, Dubai, United Arab Emirates	53,542	*	400,000	24.12%
Frederick WB Vogel	53,144	*	408,332	24.62%
1660 N. La Salle Drive, Apt 2411
Chicago, Illinois 60614
Murlindhar Odrani Office 119 Al Shamsi Building Dubai, United Arab Emirates	-	*	100,000	6.03%
Rakesh Pahilaj Rachwani	-	*	100,000	6.03%
Office 119 Al Shamsi Building
Dubai UAE
———————

(1)    Includes 3,411,616 shares held by McAfee Capital, LLC, a company owned by Mr. McAfee.  McAfee Capital has directly or indirectly pledged all of these shares as security for Third Eye Capital debt arrangements.

(2) Includes 15,000 shares held by Mr. Barton and 39,376 shares issuable pursuant to options exercisable within 60 days of February 28, 2014 and 25,000 common stock warrants fully exercisable.

(3) Includes 64,268 shares issuable pursuant to options exercisable within 60 days of February 28, 2014, and 28,233 common stock warrants fully exercisable.

(4) Includes 195,757 shares held by Dr. Hutcheson and 25,000 shares issuable pursuant to options exercisable within 60 days of February 28, 2014 and 20,000 common stock warrants fully exercisable.

(5) Includes 14,511 shares held by Mr. Sorgenti and 41,144 shares issuable pursuant to options exercisable within 60 days of February 28, 2014, and 33,233 common stock warrants fully exercisable.

(6) Includes 79,218 shares issuable pursuant to options exercisable within 60 days of February 28, 2014, and 19,116 fully exercisable common stock warrants.

(7) Includes 56,278 shares held by Mr. Gupta, 54,785 shares issuable pursuant to options exercisable within 60 days of February 28, 2014, and 46,465 fully exercisable common stock warrants.

(8) Includes 115,962 shares held by Mr. Waltz, 106,552 shares issuable pursuant to options exercisable within 60 days of February 28, 2014 and 54,698 fully exercisable common stock warrants.

(9)    Includes 2,431,370 shares held by RBC Dexia Investor Services Trust, held in Trust for Account 110-455-262 and Sprott Private Credit Fund, LP, a corporation residing in Canada.  Third Eye Capital funds beneficially own 1,028,454 shares of common stock, and 13,333 common stock warrants fully exercisable.

(10)  Includes (i) 1,713,616 shares held by Cagan Capital, LLC, a company owned by Mr. Cagan; (ii) 13,000 shares owned by the KRC Trust and 13,000 owned by the KQC Trust, trusts for Mr. Cagan’s daughters for which Mr. Cagan is trustee, (iii) 400,000 held by The Laird Cagan 2011 Grantor Retained Annuity Trust and (iv) 84,776 shares held by Mr. Cagan individually.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors and persons who own more than 10% of a registered class of our equity securities to file with the SEC initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of our common stock and other equity securities, on Forms 3, 4 and 5 respectively.  Executive officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file.  Based upon a review of those forms and representations regarding the need for filing Forms 5, we believe during the year ended December 31, 2014 that each of our directors, executive officers and 10% stockholders complied with all Section 16(a) filing requirements except with respect to the following executive officers, directors and greater than 10% shareholders that filed late reports and/or did not report transactions on a timely basis as follows:

Mr. Laird Cagan has 3 late reports; Mr. Block has 1 late report; Mr. Sorgenti has 1 late report; Mr. Waltz has 1 late report; Mr. Foster has 1 late report; and Mr. Gupta has 1 late report.

In making this statement, we have relied upon examination of the copies of Forms 3, 4 and 5, and amendments thereto, provided to Aemetis, Inc. during and with respect to fiscal year 2014 and the written representations of its directors and executive officers.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The following are transactions entered into in fiscal years 2014 and 2013 and any currently proposed transaction, (i) in which the Company was or is to be a participant, (ii) the amount involved exceeds $120,000, and (iii) in which any director, executive officer, five percent stockholder or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.

The Governance, Compensation and Nominating Committee is responsible for reviewing and approving in advance any proposed related person transactions.  The Governance, Compensation and Nominating Committee is also responsible for reviewing the Company’s policies with respect to related person transactions and overseeing compliance with such policies.

The Company owes Eric A. McAfee and McAfee Capital, solely owned by Mr. McAfee, our Chief Executive Officer and Chairman of the Board, amounts of $ 0.5 million and $1.0 million in connection with employment agreements and expense reimbursements, which are included in accrued expenses and accounts payable on the balance sheet as of December 31, 2014 and 2013.  For the years ended December 31, 2014 and 2013, the Company expensed $78 thousand and $54 thousand, respectively, to reimburse actual expenses incurred for McAfee Capital and related entities.

As consideration for Amendment No. 8 which we entered into with Third Eye Capital on November 7, 2014, the unconditional personal Guaranty from Chairman of the Company, the guaranties from Company parties and McAfee Capital, LLC owned by Mr. McAfee were all reaffirmed.  The Company also agreed to pay $0.2 million in consideration to Mr. McAfee and McAfee Capital in exchange for their willingness to provide the guaranties.  As part of this guarantee fee agreement, $172 thousand was paid as of December 31, 2014 and $28 thousand was accrued on the balance sheet as of December 31, 2014.

The Company owes various Board members amounts totaling $1.7 million and $1.7 million as of December 31, 2014 and 2013, respectively, in connection with board compensation fees, which are included in accounts payable on the balance sheet.  For the years ended December 31, 2014 and 2013, the Company expensed $0.4 million and $0.4 million, respectively, in connection with board compensation fees.

On July 6, 2012, Aemetis, Inc. and Aemetis Advanced Fuels Keyes, Inc., entered into an Amended and Restated Note Purchase Agreement with Third Eye Capital.  Third Eye Capital extended credit in the form of (i) senior secured revolving loans in an aggregate principal amount of $18 million (“Revolving Credit Facility”); (ii) senior secured term loans in the principal amount of $10 million to convert a revenue participation agreement to a note (“Revenue Participation Term Notes”); and (iii) senior secured term loans in an aggregate principal amount of $15 million (“Acquisition Term Notes”) used to fund the cash portion of the acquisition of Cilion, Inc. After this financing transaction, Third Eye Capital obtained sufficient equity ownership in the Company to be considered a related party.  Please refer to the Beneficial Ownership Table on page 44 for more information on their equity interest.

The Company’s senior lender, Third Eye Capital, acting as Agent for the Purchasers (Third Eye Capital), beneficially own approximately 17% of Aemetis’s common stock.  For the years ending December 31, 2014 and 2013 Third Eye Capital has received cash principal payments of $22,950,000 and $400,000, respectively, cash interest payments of $6,529,807 and $3,886,870, respectively, and accrued interest including extension, waiver, PIK, and amendment fees of $10,416,047 and $18,072,603, respectively.  During 2013 Third Eye Capital received 100,597 (post 1 for 10 split adjusted) common shares in Aemetis stock as fees and no additional shares in 2014.

In May 2014, Third Eye Capital received fees for the Limited Waiver and Amendment No. 7 to the Note Purchase Agreement receiving an additional extension fee of $2.0 million.

On November 7, 2014, Third Eye Capital received an amendment fee of $0.3 million in fees for Amendment No. 8 to the Note Purchase Agreement.

We employ Mr. Adam McAfee as Vice President, Finance at the base salary of $175,000.  Mr. Adam McAfee is the brother of Mr. Eric McAfee, our Chief Executive Officer and Chairman of the Board.  Mr. Adam McAfee received compensation, including stock option and warrant grants of $215,641 during fiscal year 2014 and $342,794 during fiscal year 2013.

OTHER MATTERS

Management does not know of any matter to be brought before the Annual Meeting, other than the matters described in the Notice of Annual Meeting accompanying this Proxy Statement.  The persons named in the form of proxy solicited by the Board will vote all proxies which have been properly executed, and if any matters not set forth in the Notice of Annual Meeting are properly brought before the meeting, such persons will vote thereon in accordance with their best judgment.

HOUSEHOLDING

We have adopted a procedure approved by the Securities and Exchange Commission called “householding.”  Under this procedure, a householding notice will be sent to stockholders who have the same address and last name and do not participate in electronic delivery of proxy materials, and they will receive only one copy of our annual report and proxy statement unless one or more of these stockholders notifies us that they wish to continue receiving individual copies.  This procedure reduces our printing costs and postage fees.  Each stockholder who participates in householding will continue to receive a separate proxy card.

If any stockholders in your household wish to receive a separate annual report and a separate proxy statement, they may call our Corporate Secretary, Todd Waltz, at (408) 213-0940 or write to Aemetis, Inc. at 20400 Stevens Creek Blvd., Suite 700, Cupertino, CA 95014.  They may also send an email to our Corporate Secretary at twaltz@aemetis.com.  Other stockholders who have multiple accounts in their names or who share an address with other stockholders can authorize us to discontinue mailings of multiple annual reports and proxy statements by calling or writing to Investor Relations.

BY ORDER OF THE BOARD OF DIRECTORS

Todd Waltz
Corporate Secretary
Aemetis, Inc.

 [  ], 2015

EXHIBIT A

AMENDMENT TO ARTICLES OF INCORPORATION

A-1

A-2

Exhibit B

AMENDMENT TO 2007 STOCK PLAN

SECOND AMENDED AND RESTATED 2007 STOCK PLAN

AEMETIS, INC.
2007 STOCK PLAN

(As Amended and Restated February 19, 2015)

1. Purposes of the Plan. The purposes of this Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants and to promote the success of the Company’s business.

The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares and other stock or cash awards as the Administrator may determine.

2. Definitions. As used herein, the following definitions shall apply:

(a) “Administrator” means the Board or any of its Committees as shall be administering the Plan in accordance with Section 4 hereof.

(b) “Applicable Laws” means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any other country or jurisdiction where Awards are, or will be, granted under the Plan.

(c) “Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares and other stock or cash awards as the Administrator may determine.

(d) “Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

(e) “Board” means the Board of Directors of the Company.

(f) “Change in Control” means the occurrence of any of the following events:

(i) A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group, (“Person”) acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than fifty percent (50%) of the total voting power of the stock of the Company; provided, however, that for purposes of this subsection (i), the acquisition of additional stock by any one Person, who is considered to own more than fifty percent (50%) of the total voting power of the stock of the Company will not be considered a Change in Control; or

(ii) A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than fifty percent (50%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection (iii), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (A) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (B) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least fifty percent (50%) of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (iii)(B)(3). For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this Section 2(f), persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

(g) “Code” means the Internal Revenue Code of 1986, as amended.

(h) “Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board in accordance with Section 4 hereof.

(i) “Common Stock” means the Common Stock of the Company.

(j) “Company” means Aemetis, Inc., a Nevada corporation, or any successor thereto.

(k) “Consultant” means any person who is engaged by the Company or any Parent or Subsidiary to render consulting or advisory services to such entity.

(l) “Determination Date” means the latest possible date that will not jeopardize the qualification of an Award granted under the Plan as “performance-based compensation” under Section 162(m) of the Code.

(m) “Director” means a member of the Board.

(n) “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

(o) “Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

 (p) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(q) “Exchange Program” means a program under which (i) outstanding Awards are surrendered or cancelled in exchange for Awards of the same type (which may have lower exercise prices and different terms), Awards of a different type, and/or cash, (ii) Participants would have the opportunity to transfer any outstanding Awards to a financial institution or other person or entity selected by the Administrator, and/or (iii) the exercise price of an outstanding Award is reduced. The Administrator will determine the terms and conditions of any Exchange Program in its sole discretion.

(r) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the day of determination; or

(iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

(s) “Fiscal Year” means the fiscal year of the Company.

(t) “Incentive Stock Option” means an Option that by its terms qualifies and is otherwise intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(u) “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(v) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(w) “Option” means a stock option granted pursuant to Section 8 of the Plan.

(x) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(y) “Participant” means the holder of an outstanding Award.

 (z) “Performance Goals” will have the meaning set forth in Section 13 of the Plan.

(aa) “Performance Period” means any Fiscal Year of the Company or such other period as determined by the Administrator in its sole discretion.

(bb) “Performance Share” means an Award denominated in Shares which may be earned in whole or in part upon attainment of Performance Goals or other vesting criteria as the Administrator may determine pursuant to Section 12.

(cc) “Performance Unit” means an Award which may be earned in whole or in part upon attainment of Performance Goals or other vesting criteria as the Administrator may determine and which may be settled for cash, Shares or other securities or a combination of the foregoing pursuant to Section 12.

(dd) “Period of Restriction” means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.

(ee) “Plan” means this Second Amended and Restated 2007 Stock Plan (as amended and restated effective as of February 19, 2015).

(ff) “Restricted Stock” means Shares issued pursuant to an Award of Restricted Stock under Section 10 of the Plan, or issued pursuant to an early exercise of an Option.

(gg) “Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 11. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

(hh) “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(ii) “Section 16(b)” means Section 16(b) of the Exchange Act.

(jj) “Service Provider” means an Employee, Director or Consultant.

(kk) “Share” means a share of the Common Stock, as adjusted in accordance with Section 16 below.

(ll) “Stock Appreciation Right” means an Award, granted alone or in connection with an Option, that pursuant to Section 9 is designated as a Stock Appreciation Right.

(mm) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

3. Stock Subject to the Plan.

(a)           Subject to the provisions of Section 16 of the Plan, the maximum aggregate number of Shares that may be awarded and sold under the Plan is 400,000 Shares. The Shares may be authorized but unissued, or reacquired Common Stock.

(b)           Automatic Share Reserve Increase. The number of Shares available for issuance under the Plan will be increased on the first day of each Fiscal Year beginning with the 2016 Fiscal Year, in an amount equal to the lesser of (i) three percent (3%) of the sum of (A) the number of Shares outstanding on the date that the Plan was adopted by the Board plus (B) the number of Shares issuable pursuant to outstanding Awards on the date that the Plan was adopted by the Board, or (ii) such number of Shares determined by the Board.

(c)           Lapsed Awards. If an Award expires or becomes unexercisable without having been exercised in full, or, with respect to Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units, is forfeited to or repurchased by the Company, the unpurchased Shares (or for Awards other than Options and Stock Appreciation Rights, the forfeited or repurchased Shares) which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated). Upon exercise of a Stock Appreciation Right settled in Shares, the gross number of Shares covered by the portion of the Award so exercised will cease to be available under the Plan. Shares that have actually been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if unvested Shares of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units are repurchased by the Company or are forfeited to the Company, such Shares will become available for future grant under the Plan. Shares used to pay the tax and/or exercise price of an Award will become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan. Notwithstanding the foregoing provisions of this Section 3(c), subject to adjustment provided in Section 16, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal the aggregate Share number stated in Section 3(a), plus any increase in the aggregate Share number per Section 3(b), plus, to the extent allowable under Section 422 of the Code, any Shares that become available for issuance under the Plan under this Section 3(c).

4. Administration of the Plan.

(a) Administrator. The Plan shall be administered by the Board or a Committee appointed by the Board, which Committee shall be constituted to comply with Applicable Laws. Different Committees with respect to different groups of Service Providers may administer the Plan.

(i) Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Awards granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Plan will be administered by a Committee of two (2) or more “outside directors” within the meaning of Section 162(m) of the Code.

 (ii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.

(b) Powers of the Administrator. Subject to the provisions of the Plan and, in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, the Administrator shall have the authority in its discretion:

(i) to determine the Fair Market Value;

(ii) to select the Service Providers to whom Awards may from time to time be granted hereunder;

(iii) to determine the number of Shares to be covered by each such Award granted hereunder;

(iv) to determine the terms and conditions of any, and to institute an Exchange Program;

(v) to approve forms of agreement for use under the Plan;

(vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

(vii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws;

(viii) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

(ix) to modify or amend each Award (subject to Section 18(c) of the Plan); and

(x) to make all other determinations deemed necessary or advisable for administering the Plan.

(c) Effect of Administrator’s Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Participants.

5. Eligibility. Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units, Performance Shares, and such other cash or stock awards as the Administrator determines may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

6. At-Will Employment. Neither the Plan nor any Award shall confer upon any Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company, nor shall it interfere in any way with his or her right or the Company’s right to terminate such relationship at any time, with or without cause, and with or without notice.

7. Term of Plan. Subject to stockholder approval in accordance with Section 24, the Plan as amended and restated shall become effective. Unless sooner terminated under Section 18, it shall continue in effect until February 18, 2025.

8. Stock Options.

(a) Limitations.

(i) Incentive Stock Option Limit. Each Option shall be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 8(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

(ii) Number of Shares. The Administrator will have complete discretion to determine the number of Shares subject to an Option granted to any Participant, provided that during any Fiscal Year, no Participant will be granted an Option covering more than 100,000 Shares. Notwithstanding the limitation in the previous sentence, in connection with his or her initial service as an Employee, an Employee may be granted Options covering up to an additional 100,000 Shares.

(b) Term of Option. The term of each Option shall be stated in the Award Agreement; provided, however, that the term shall be no more than ten (10) years from the date of grant thereof. In the case of an Incentive Stock Option granted to a Participant who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

(c) Option Exercise Price and Consideration.

(i) Exercise Price. The per share exercise price for the Shares to be issued upon exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:

(A) In the case of an Incentive Stock Option

a) granted to an Employee who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.
b) granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(B) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(ii) Notwithstanding the foregoing provisions of this Section 6(c), Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code.

(iii) Forms of Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). Such consideration may consist of, without limitation, (i) cash, (ii) check, (iii) promissory note, (iv) surrender of other Shares which (x) shall be valued at its Fair Market Value on the date of exercise, and (y) must be owned free and clear of any liens, claims, encumbrances or security interests, if accepting such Shares, in the sole discretion of the Administrator, shall not result in any adverse accounting consequences to the Company, (v) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan, or (vi) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

(d) Exercise of Option.

(i) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable according to the terms hereof at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.

An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Award Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with any applicable withholding taxes). Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 16 of the Plan.

Exercise of an Option in any manner shall result in a decrease in the number of Shares thereafter available for sale under the Option, by the number of Shares as to which the Option is exercised.

(ii) Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the Participant’s termination as the result of the Participant’s death or Disability, the Participant may exercise his or her Option within thirty (30) days of termination, or such longer period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option shall remain exercisable for three (3) months following the Participant’s termination. Unless otherwise provided by the Administrator, if, on the date of termination, the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Participant does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(iii) Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within six (6) months of termination, or such longer period of time as is specified in the Award Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option shall remain exercisable for twelve (12) months following the Participant’s termination. Unless otherwise provided by the Administrator, if, on the date of termination, the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Participant does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(iv) Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised within six (6) months following the Participant’s death, or within such longer period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the Option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option shall remain exercisable for twelve (12) months following the Participant’s termination. Unless otherwise provided by the Administrator, if, at the time of death, the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

9. Stock Appreciation Rights.

(a) Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, a Stock Appreciation Right may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.

(b) Number of Shares. The Administrator will have complete discretion to determine the number of Stock Appreciation Rights granted to any Participant, provided that during any Fiscal Year, no Participant will be granted Stock Appreciation Rights covering more than 100,000 Shares. Notwithstanding the limitation in the previous sentence, in connection with his or her initial service as an Employee, an Employee may be granted Stock Appreciation Rights covering up to an additional 100,000 Shares.

(c) Exercise Price and Other Terms. The Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under the Plan, provided, however, that the exercise price will be not less than 100% of the Fair Market Value of a Share on the date of grant.

(d) Stock Appreciation Right Agreement. Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the Stock Appreciation Right, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(e) Expiration of Stock Appreciation Rights. A Stock Appreciation Right granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement; provided, however, that the term will be no more than ten (10) years from the date of grant thereof. Notwithstanding the foregoing, the rules of Section 8(d) also will apply to Stock Appreciation Rights.

(f) Payment of Stock Appreciation Right Amount. Upon exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

(i) The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

(ii) The number of Shares with respect to which the Stock Appreciation Right is exercised.

At the discretion of the Administrator, the payment upon Stock Appreciation Right exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

10. Restricted Stock.

(a) Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

 (b) Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Notwithstanding the foregoing sentence, for restricted stock intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, during any Fiscal Year no Participant will receive more than an aggregate of 100,000 Shares of Restricted Stock. Notwithstanding the foregoing limitation, in connection with his or her initial service as an Employee, for restricted stock intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, an Employee may be granted an aggregate of up to an additional 100,000 Shares of Restricted Stock. Unless the Administrator determines otherwise, Shares of Restricted Stock will be held by the Company as escrow agent until the restrictions on such Shares have lapsed.

(c) Transferability. Except as provided in this Section 10, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

(d) Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

(e) Removal of Restrictions. Except as otherwise provided in this Section 10, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

(f) Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

(g) Dividends and Other Distributions. During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

(h) Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.

(i) Section 162(m) Performance Restrictions. For purposes of qualifying grants of Restricted Stock as “performance-based compensation” under Section 162(m) of the Code, the Administrator, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals will be set by the Administrator on or before the Determination Date. In granting Restricted Stock which is intended to qualify under Section 162(m) of the Code, the Administrator will follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Award under Section 162(m) of the Code (e.g., in determining the Performance Goals).

11. Restricted Stock Units.

(a) Grant. Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator. Each Restricted Stock Unit grant will be evidenced by an Award Agreement that will specify such other terms and conditions as the Administrator, in its sole discretion, will determine, including all terms, conditions, and restrictions related to the grant, the number of Restricted Stock Units and the form of payout, which, subject to Section 11(d), may be left to the discretion of the Administrator. Notwithstanding anything to the contrary in this subsection (a), for Restricted Stock Units intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, during any Fiscal Year of the Company, no Participant will receive more than an aggregate of 100,000 Restricted Stock Units. Notwithstanding the limitation in the previous sentence, for Restricted Stock Units intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, in connection with his or her initial service as an Employee, an Employee may be granted an aggregate of up to an additional 100,000 Restricted Stock Units.

(b) Vesting Criteria and Other Terms. The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. After the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any restrictions for such Restricted Stock Units. Each Award of Restricted Stock Units will be evidenced by an Award Agreement that will specify the vesting criteria, and such other terms and conditions as the Administrator, in its sole discretion will determine. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

(c) Earning Restricted Stock Units. Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as specified in the Award Agreement.

(d) Form and Timing of Payment. Payment of earned Restricted Stock Units will be made as soon as practicable after the date(s) set forth in the Award Agreement. The Administrator, in its sole discretion, may pay earned Restricted Stock Units in cash, Shares, or a combination thereof. Shares represented by Restricted Stock Units that are fully paid in cash again will be available for grant under the Plan.

(e) Cancellation. On the date set forth in the Award Agreement, all unearned Restricted Stock Units will be forfeited to the Company.

(f) Section 162(m) Performance Restrictions. For purposes of qualifying grants of Restricted Stock Units as “performance-based compensation” under Section 162(m) of the Code, the Administrator, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals will be set by the Administrator on or before the Determination Date. In granting Restricted Stock Units which are intended to qualify under Section 162(m) of the Code, the Administrator will follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Award under Section 162(m) of the Code (e.g., in determining the Performance Goals).

12. Performance Units and Performance Shares.

(a) Grant of Performance Units/Shares. Performance Units and Performance Shares may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion. The Administrator will have complete discretion in determining the number of Performance Units/Shares granted to each Participant provided that during any Fiscal Year, for Performance Units or Performance Shares intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, (i) no Participant will receive Performance Units having an initial value greater than $10,000,000, and (ii) no Participant will receive more than 100,000 Performance Shares. Notwithstanding the foregoing limitation, for Performance Shares intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, in connection with his or her initial service, a Service Provider may be granted up to an additional 100,000 Performance Shares.

(b) Value of Performance Units/Shares. Each Performance Unit will have an initial value that is established by the Administrator on or before the date of grant. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant.

(c) Performance Objectives and Other Terms. The Administrator will set performance objectives or other vesting provisions. The Administrator may set vesting criteria based upon the achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment), or any other basis determined by the Administrator in its discretion. Each Award of Performance Units/Shares will be evidenced by an Award Agreement that will specify the Performance Period, and such other terms and conditions as the Administrator, in its sole discretion, will determine. The Administrator, in its sole discretion, may provide at the time of or following the date of grant for accelerated vesting for an Award of Performance Units/Shares.

(d) Earning of Performance Units/Shares. After the applicable Performance Period has ended, the holder of Performance Units/Shares will be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives or other vesting provisions have been achieved. After the grant of a Performance Unit/Share, the Administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such Performance Unit/Share.

(e) Form and Timing of Payment of Performance Units/Shares. Payment of earned Performance Units/Shares will be made as soon as practicable after the expiration of the applicable Performance Period. The Administrator, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in a combination thereof.

 (f) Cancellation of Performance Units/Shares. On the date set forth in the Award Agreement, all unearned or unvested Performance Units/Shares will be forfeited to the Company, and again will be available for grant under the Plan.

(g) Section 162(m) Performance Restrictions. For purposes of qualifying grants of Performance Units/Shares as “performance-based compensation” under Section 162(m) of the Code, the Administrator, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals will be set by the Administrator on or before the Determination Date. In granting Performance Units/Shares which are intended to qualify under Section 162(m) of the Code, the Administrator will follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Award under Section 162(m) of the Code (e.g., in determining the Performance Goals).

13. Performance-Based Compensation Under Code Section 162(m).

(a) General. If the Administrator, in its discretion, decides to grant an Award intended to qualify as “performance-based compensation” under Code Section 162(m), the provisions of this Section 13 will control over any contrary provision in the Plan; provided, however, that the Administrator may in its discretion grant Awards that are not intended to qualify as “performance-based compensation” under Section 162(m) of the Code to such Participants that are based on Performance Goals or other specific criteria or goals but that do not satisfy the requirements of this Section 13.

(b) Performance Goals. The granting and/or vesting of Awards of Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units and other incentives under the Plan may be made subject to the attainment of performance goals relating to one or more business criteria within the meaning of Code Section 162(m) and may provide for a targeted level or levels of achievement (“Performance Goals”) including (i) annual revenue, (ii) cash collections, (iii) earnings per Share, (iv) net income, (v) new orders, (vi) operating cash flow, (vii) operating income, (viii) pro forma net income, (ix) product shipments, (x) profit after taxes, (xi) profit before taxes, (xii) return on assets, (xiii) return on equity, (xiv) return on sales, (xv) revenue, (xvi) total shareholder return, (xvii) capital market activity, and (xviii) debt to equity ratio. Any Performance Goals may be used to measure the performance of the Company as a whole or a business unit of the Company and may be measured relative to a peer group or index. The Performance Goals may differ from Participant to Participant and from Award to Award. Prior to the Determination Date, the Administrator will determine whether any significant element(s) will be included in or excluded from the calculation of any Performance Goal with respect to any Participant.

(c) Procedures. To the extent necessary to comply with the performance-based compensation provisions of Code Section 162(m), with respect to any Award granted subject to Performance Goals, within the first twenty-five percent (25%) of the Performance Period, but in no event more than ninety (90) days following the commencement of any Performance Period (or such other time as may be required or permitted by Code Section 162(m)), the Administrator will, in writing, (i) designate one or more Participants to whom an Award will be made, (ii) select the Performance Goals applicable to the Performance Period, (iii) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period, and (iv) specify the relationship between Performance Goals and the amounts of such Awards, as applicable, to be earned by each Participant for such Performance Period. Following the completion of each Performance Period, the Administrator will certify in writing whether the applicable Performance Goals have been achieved for such Performance Period. In determining the amounts earned by a Participant, the Administrator will have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Administrator may deem relevant to the assessment of individual or corporate performance for the Performance Period. A Participant will be eligible to receive payment pursuant to an Award for a Performance Period only if the Performance Goals for such period are achieved.

 (d) Additional Limitations. Notwithstanding any other provision of the Plan, any Award which is granted to a Participant and is intended to constitute qualified performance based compensation under Code Section 162(m) will be subject to any additional limitations set forth in the Code (including any amendment to Section 162(m)) or any regulations and ruling issued thereunder that are requirements for qualification as qualified performance-based compensation as described in Section 162(m) of the Code, and the Plan will be deemed amended to the extent necessary to conform to such requirements.

14. Leaves of Absence. Unless the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence. A Service Provider will not cease to be an Employee in the case of (i) any leave of absence approved by the Company, or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary. For purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then six (6) months and one (1) day following the commencement of such leave any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

15. Transferability of Awards. Unless determined otherwise by the Administrator, Awards may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or the laws of descent and distribution, and may be exercised during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award may only be transferred (i) by will, (ii) by the laws of descent and distribution, (iii) to a revocable trust, or (iii) as permitted under the Rules as to Use of Form S-8, as amended, so as to continue to provide that the Award, and the Shares issued under the Award, continue to comply with the requirements of the S-8 registration statement.

16. Adjustments; Dissolution or Liquidation; Merger or Change in Control.

(a) Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, shall adjust the number and class of Shares that may be delivered under the Plan and/or the number, class, price of Shares covered by each outstanding Award, and the numerical Share limits set forth in Sections 3, 8, 9, 10, 11, and 12.

 (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

(c) Merger or Change in Control. In the event of a merger of the Company with or into another corporation, or a Change in Control, each outstanding Award shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation in a merger or Change in Control refuses to assume or substitute for the Award, then the Participant will fully vest in and have the right to exercise all of his or her outstanding Options and Stock Appreciation Rights, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock will lapse, and, with respect to Restricted Stock Units, Performance Shares and Performance Units, all Performance Goals or other vesting criteria will be deemed achieved at target levels and all other terms and conditions met. In addition, if an Option or Stock Appreciation Right is not assumed or substituted for in the event of a Change in Control, the Administrator will notify the Participant in writing or electronically that the Option or Stock Appreciation Right will be fully vested and exercisable for fifteen (15) days, and the Option or Stock Appreciation Right will terminate upon the expiration of such period.

For the purposes of this Section 16(c), an Award will be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) or, in the case of a Stock Appreciation Right upon the exercise of which the Administrator determines to pay cash or a Performance Share or Performance Unit which the Administrator can determine to pay in cash, the fair market value of the consideration received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common stock of the Successor Corporation, the Administrator may, with the consent of the Successor Corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of a Performance Share or Performance Unit, for each Share subject to such Award (or in the case of Performance Units, the number of implied shares determined by dividing the value of the Performance Units by the per share consideration received by holders of Common Stock in the Change in Control), to be solely common stock of the Successor Corporation equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.

Notwithstanding anything in this Section 16(c) to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more Performance Goals will not be considered assumed if the Company or its successor modifies any of such Performance Goals without the Participant’s consent; provided, however, a modification to such Performance Goals only to reflect the Successor Corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

17. Time of Granting Awards. The date of grant of an Award shall, for all purposes, be the date on which the Administrator makes the determination granting such Award, or such later date as is determined by the Administrator. Notice of the determination shall be given to each Service Provider to whom an Award is so granted within a reasonable time after the date of such grant.

18. Amendment and Termination of the Plan.

(a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.
(b) Stockholder Approval. The Board shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

19. Tax Withholding

(a) Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local, foreign or other taxes (including the Participant’s FICA obligation) required to be withheld with respect to such Award (or exercise thereof).

(b) Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (without limitation) (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable cash or Shares having a Fair Market Value equal to the minimum amount required to be withheld, (iii) delivering to the Company already-owned Shares having a Fair Market Value equal to the amount required to be withheld, or (iv) selling a sufficient number of Shares otherwise deliverable to the Participant through such means as the Administrator may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld. The amount of the withholding requirement will be deemed to include any amount which the Administrator agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined. The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

20. Conditions Upon Issuance of Shares.

(a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b) Investment Representations. As a condition to the exercise of an Award, the Administrator may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

21. No Effect on Employment or Service. Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company, nor will they interfere in any way with the Participant’s right or the Company’s right to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.

22. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

23. Reservation of Shares. The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

24. Stockholder Approval. The Plan shall be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted. Such stockholder approval shall be obtained in the degree and manner required under Applicable Laws.

PRELIMINARY COPY

AEMETIS, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS – [MAY ], 2015 AT 1:00 PM PT
CONTROL ID:
REQUEST ID:

The undersigned hereby appoints Eric A. McAfee, Francis Barton, John Block, Dr. Steven Hutcheson and Harold Sorgenti (collectively, the “Proxies”), or any of them, each with the power of substitution, to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders (the “Annual Meeting”) of Aemetis, Inc., a Nevada corporation (the “Company”), to be held on [     ], [May     ], 2015 at 10:00 a.m. (Pacific Time), at the offices of Shearman & Sterling LLP, 1460 El Camino Real, Menlo Park, California 94025, and at any adjournments or postponements thereof. SHARES REPRESENTED BY THIS PROXY CARD WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER. IF NO SUCH DIRECTIONS ARE INDICATED, THE PROXIES WILL HAVE AUTHORITY TO VOTE FOR THE ELECTION OF ALL DIRECTOR NOMINEES LISTED ON THE REVERSE SIDE AND FOR EACH OF PROPOSALS 2, 3, 4, 6 AND 7 AND FOR 1 YEAR WITH RESPECT TO PROPOSAL 5. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/AMTX
PHONE:	1-866-752-VOTE(8683)

PRELIMINARY COPY

ANNUAL MEETING OF THE STOCKHOLDERS OF AEMETIS, INC.			PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1		à	FOR ALL	AGAINST ALL	FOR ALL EXCEPT
	Election of Directors:		☐	☐
	Eric A. McAfee				☐
	Francis P. Barton				☐		CONTROL ID:
	John R. Block				☐		REQUEST ID:
	Dr. Steven W. Hutcheson				☐
	Harold Sorgenti				☐

Proposal 2		à	FOR	AGAINST	ABSTAIN
	To approve a proposal to amend the Company’s Articles of Incorporation to divide the Board of Directors into three classes, with directors in each class serving staggered three-year terms.		☐	☐	☐

Proposal 3		à	FOR	AGAINST	ABSTAIN
	To approve a proposal to amend the Company’s Articles of Incorporation to eliminate the ability of stockholders to act by written consent.		☐	☐	☐

Proposal 4		à	FOR	AGAINST	ABSTAIN
	The approval, on an advisory basis, of our executive compensation.		☐	☐	☐

Proposal 5		à	1 YEAR	2 YEARS	3 YEARS	ABSTAIN
	The approval, on an advisory basis, of the frequency of holding an advisory vote to approve our executive compensation.		☐	☐	☐	☐

Proposal 6		à	FOR	AGAINST	ABSTAIN

To approve the Company’s Second Amended and Restated 2007 Stock Plan (“Amended and Restated Plan”) to extend its term and increase the number of shares automatically added to the shares reserved for issuance thereunder each year.
			☐	☐	☐

Proposal 7		à	FOR	AGAINST	ABSTAIN
	To ratify the appointment of McGladrey LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015.		☐	☐	☐

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐
The Board of Directors recommends that you vote: “FOR” the five (5) individuals nominated for election to the Board of Directors; “FOR” the amendment of our Articles of Incorporation to classify the Board of Directors into three classes; “FOR” the amendment of our Articles of Incorporation to eliminate the ability of stockholders to act by written consent; “FOR” the approval, on an advisory basis, of the compensation of our named executive officers; “FOR” the approval, on an advisory basis, of an advisory vote on executive compensation every three years; “FOR” approval of the Amended and Restated Plan; and “FOR” ratification of McGladrey LLP as our independent registered public accounting firm for fiscal year 2015.

MARK HERE FOR ADDRESS CHANGE   ☐ New Address (if applicable):
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IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2015

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(Print Name of Stockholder and/or Joint Tenant)

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(Signature of Stockholder)